               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

              BRISTOL-MYERS SQUIBB COMPANY
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [Logo]

                                                                  March 21, 1997

               NOTICE OF          DEAR FELLOW STOCKHOLDER:
             1997 ANNUAL
             MEETING AND          You are cordially invited to attend the Annual Meeting of Stockholders of Bristol-Myers Squibb
         PROXY STATEMENT          Company at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, May 6,
                                  1997 at 9:45 a.m.
    TUESDAY, MAY 6, 1997
            AT 9:45 A.M.          This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement
           HOTEL DU PONT          describes the business to be transacted at the meeting and provides other information concerning
         11TH AND MARKET          the Company which you should be aware of when you vote your shares.
                 STREETS
              WILMINGTON          The principal business of the Annual Meeting will be the election of directors, ratification of
                DELAWARE          the appointment of the independent accountants, approval of an increase in the number of authorized shares of Common Stock, approval of the Executive Performance Incentive Plan, approval of the 1997 Stock Incentive Plan and consideration of one stockholder-proposed resolution. As in prior years, we plan to review the status of the Company's business at the meeting.

                                  At last year's Annual Meeting over 86% of the outstanding shares were represented. It is important that your shares be represented whether or not you are personally able to attend. In order to ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form promptly. Proxy votes are tabulated by an independent agent and reported at the Annual Meeting. The tabulating agent maintains the con-
                                  fidentiality of the proxies throughout the voting process, and no information is disclosed to the Company which would identify the vote of any stockholder.

                                  Admission to the Annual Meeting will be by ticket only. If you are a registered stockholder planning to attend the meeting, please check the appropriate box on the proxy card and retain the bottom portion of the card as your admission ticket. If your shares are held through an intermediary such as a bank or broker, follow the instructions in the Proxy Statement to obtain a ticket.

                                  As is our usual practice, we have provided space on the proxy card for comments from our registered stockholders. We urge you to use it to let us know your feelings about the Company or to bring a particular matter to our attention. If you hold your shares through an intermediary, please feel free to write directly to us.



                                  /s/ CHARLES A. HEIMBOLD, JR.

                                  CHARLES A. HEIMBOLD, JR.
                                  Chairman and Chief Executive Officer

                     [Logo] Bristol-Myers Squibb Company

                 ---------------------------------------------
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

                 ---------------------------------------------

     Notice is hereby given that the Annual Meeting of Stockholders will be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on Tuesday, May 6, 1997, at 9:45 a.m. for the following purposes as set forth in the accompanying Proxy Statement:

          to elect directors;

          to ratify the appointment of Price Waterhouse LLP as independent accountants for 1997;

          to approve an increase in the number of authorized shares of Common Stock;

          to approve the Executive Performance Incentive Plan;

          to approve the 1997 Stock Incentive Plan;

          to  consider   and   vote  upon   one   stockholder-proposed
          resolution; and

          to transact such other business as may properly come before the meeting or any adjournments thereof.

     Holders of record of the Company's Common and Preferred Stock at the close of business on March 7, 1997 will be entitled to vote at the meeting.

                                              By Order of the Board of Directors

                                              /s/ ALICE C. BRENNAN
                                              ALICE C. BRENNAN
                                              Secretary

Dated: March 21, 1997

                             YOUR VOTE IS IMPORTANT

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT.

IF YOU DO NOT ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, YOUR VOTE WILL NOT BE COUNTED UNLESS A SIGNED PROXY REPRESENTING YOUR SHARES IS PRESENTED AT THE MEETING.

TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, YOU SHOULD MARK, SIGN AND DATE THE ENCLOSED PROXY CARD OR PROXY VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE BY BALLOT.

                     [Logo] Bristol-Myers Squibb Company

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION.........................................................     1
VOTING SECURITIES AND PRINCIPAL HOLDERS...................................................................     2
BOARD OF DIRECTORS........................................................................................     4
     Meetings of the Board................................................................................     4
     Compensation of Directors............................................................................     4
     Committees of the Board..............................................................................     5
     Directors and Nominees...............................................................................     6
COMPENSATION AND BENEFITS.................................................................................    10
     Executive Officer Compensation.......................................................................    10
       Summary Compensation Table.........................................................................    11
       Option/SAR Grants in the Last Fiscal Year..........................................................    12
       Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values......    12
       Long-Term Incentive Plan Awards in Last Fiscal Year................................................    13
     Board Compensation Committee Report on Executive Compensation........................................    13
       CEO Compensation...................................................................................    15
       Deductibility of Compensation Over $1 Million......................................................    16
     Performance Graphs...................................................................................    16
       Comparison of 5-Year Cumulative Total Return.......................................................    17
       Comparison of 10-Year Cumulative Total Return......................................................    17
     Pension Benefits.....................................................................................    18
PROPOSALS TO BE VOTED UPON
     Proposal 1  -- Election of Directors.................................................................    18
     Proposal 2  -- Appointment of Independent Accountants................................................    18
     Proposal 3  -- Approval of an Increase in the Number of Authorized Shares of Common Stock............    19
     Proposal 4  -- Approval of the Executive Performance Incentive Plan..................................    20
     Proposal 5  -- Approval of the 1997 Stock Incentive Plan.............................................    21
     Proposal 6  -- Stockholder Proposal Relating to Annual Election of Directors.........................    25
1998 PROXY PROPOSALS......................................................................................    26

               ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on May 6, 1997.

     This Proxy Statement, a proxy card and the Annual Report of Bristol-Myers Squibb Company, including financial statements for 1996 are being sent to all stockholders of record as of the close of business on March 7, 1997 for delivery beginning March 21, 1997. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report should not be deemed to be part of the Proxy Statement.

     Holders of record of the Company's $0.10 par value Common Stock and $2.00 Convertible Preferred Stock at the close of business on March 7, 1997 will be entitled to vote at the 1997 Annual Meeting. On each matter properly brought before the meeting, stockholders will be entitled to one vote for each share of stock held.

     Attendance at the Annual Meeting will be limited to stockholders as of the record date, their authorized representatives and guests of the Company.
Admission will be by ticket only. For registered stockholders, the bottom portion of the proxy card enclosed with the Proxy Statement is their Annual Meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets in writing from Stockholder Services, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding their stock, confirming beneficial ownership. Stockholders who do not obtain tickets in advance may obtain them upon verification of ownership at the Registration Desk on the day of the meeting. Admission to the Annual Meeting will be facilitated if tickets are obtained in advance. Tickets may be issued to others at the discretion of the Company.

     Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they choose to attend the meeting in person.

     If you are a registered stockholder you may vote by proxy by using the proxy card enclosed with the Proxy Statement. When your proxy card is returned properly signed, the shares represented will be voted according to your directions. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. The proposals are identified by number and an identifying title on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. That recommendation is shown for each proposal on the proxy card. For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors, FOR the ratification of the appointment of Price Waterhouse LLP, FOR the approval of an increase in the number of authorized shares of Common Stock from 1,500,000,000 to 2,250,000,000 shares, FOR the approval of the Executive Performance Incentive Plan, FOR the approval of the 1997 Stock Incentive Plan, and AGAINST one stockholder-proposed resolution. If you are a stockholder who holds shares through an intermediary, you must provide instructions on voting to your nominee holder.

     The Board of Directors of Bristol-Myers Squibb knows of no other matters which may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

     A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of a majority of the shares of stock present in person or by proxy is required for ratification of the appointment of Price Waterhouse LLP ('Price Waterhouse'), the approval of the Executive Performance Incentive Plan, the approval of the 1997 Stock Incentive Plan and for the adoption of one stockholder-proposed resolution. The affirmative vote of a majority of the outstanding shares of stock of the Company, as well as the affirmative vote of a majority of the outstanding Common Stock of the Company voting as a class, is required to authorize an increase in the Company's Common Stock by amending the Restated Certificate of Incorporation.

     In accordance with the laws of the State of Delaware and the Company's Restated Certificate of Incorporation and Bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes 'FOR all nominees', 'WITHHELD for all nominees' or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, or by a majority of the outstanding shares of stock of the Company, as well as by a majority of the outstanding Common Stock of the Company voting as a class, only proxies and ballots indicating votes 'FOR', 'AGAINST' or 'ABSTAIN' on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; broker non-votes are not counted.

     If you are a registered stockholder and wish to give your proxy to someone other than the Directors' Proxy Committee, you may do so by crossing out the names of all three Proxy Committee members appearing on the proxy card and inserting the name of another person. The signed card must be presented at the meeting by the person you have designated on the proxy card. You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving written notice of the revocation to the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

     Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by independent inspectors of election. Any information that identifies the stockholder or the particular vote of a stockholder is kept confidential and not disclosed to the Company.

     The   expense  of  preparing,  printing  and  mailing  proxy  materials  to
Bristol-Myers Squibb stockholders will be borne by Bristol-Myers Squibb. In addition to solicitations by mail, a number of regular employees of Bristol-Myers Squibb may solicit proxies on behalf of the Board of Directors in person or by telephone. The Company has also retained, on behalf of the Board of Directors, Georgeson & Company Inc., Wall Street Plaza, New York, New York 10005, to aid solicitation by mail, telephone, telegraph and personal interview for a fee of approximately $25,000 which will be paid by the Company. Bristol-Myers Squibb will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

     At the close of business on March 7, 1997, there were 1,000,105,951 shares of $0.10 par value Common Stock ('Common Stock'), and 14,976 shares of $2.00 Convertible Preferred Stock ('Preferred Stock') outstanding and entitled to vote.

     The following table sets forth, as of February 7, 1997, beneficial ownership of shares of Common Stock of the Company by each director, each of the named executive officers and all directors and officers as a group. The number of shares has been adjusted to reflect the Company's stock split in February 1997.

     Unless otherwise noted, such shares are owned directly or indirectly with sole voting and sole investment power.

     None of the directors or officers owns any Preferred Stock of the Company.

                                                                                         SHARES BENEFICIALLY
                                             TOTAL NUMBER OF            PERCENT OF         OWNED WHICH MAY
                                           SHARES BENEFICIALLY         COMMON STOCK      BE ACQUIRED WITHIN
                  NAME                            OWNED                   OWNED                60 DAYS
                  ----                     -------------------         ------------    -----------------------


R. E. Allen.............................           30,314(a)                  *(b)                9,000
M. E. Autera............................          718,780(c)                  *                 607,700
E. V. Futter............................            9,786(a)(d)               *                   8,800
L. V. Gerstner, Jr......................           21,886(a)(e)               *                   5,500
C. A. Heimbold, Jr......................        2,473,228(f)                  *               2,503,000
J. D. Macomber..........................           23,807(a)(g)               *                       0
M. F. Mee...............................          141,531                     *                 112,500
J. D. Robinson III......................           16,907(a)                  *                   9,000
L. E. Rosenberg, M.D....................          304,140                     *                 333,350
A. C. Sigler............................           15,307(a)                  *                   9,000
L. W. Sullivan, M.D.....................            3,865(a)                  *                   3,000
K. E. Weg...............................          552,320                     *                 577,302
All Directors and Officers as a Group
  (a)(c)(d)(e)(f)(g)(h).................        5,230,345                   0.7               4,952,216


------------

 (a) Includes amounts credited to directors' accounts in the 1987 Deferred Compensation Plan for Non-Employee Directors as deferred equivalent shares which are valued according to the market value and shareholder return on equivalent shares of Common Stock. Mr. Allen, Ms. Futter, Mr. Gerstner, Mr. Macomber, Mr. Robinson, Mr. Sigler and Dr. Sullivan hold 20,380, 493, 306, 306, 306, 306 and 678 such equivalent shares, respectively.

 (b) Asterisk (*) represents less than 1% of stock.

 (c) Includes 960 shares owned by Mr. Autera's wife over which he has neither voting nor investment power.

 (d) Includes 492 shares owned jointly by Ms. Futter and her husband over which she exercises shared voting and investment power.

 (e) Includes 2,706 deferred equivalent shares credited to Mr. Gerstner's account in the Squibb Corporation Deferred Plan for Fees of Outside Directors which are valued according to the market value and shareholder return on equivalent shares of Common Stock. Also includes 300 shares held in trust for the benefit of Mr. Gerstner's wife over which neither he nor she exercises voting or investment power.

 (f) Includes 5,558 shares held by members of Mr. Heimbold's family over which he exercises shared voting and investment power and also includes 8,060 shares owned by a family corporation over which he exercises shared voting and investment power. Also includes 9,732 shares held in trust for one of Mr. Heimbold's children over which he has neither voting nor investment power.

 (g) Includes 3,300 shares held by members of Mr. Macomber's family over which he exercises shared voting and investment power.

 (h) Includes 9,720 shares held jointly by other executive officers and their respective spouses over which the officers exercise shared voting and investment power. Also includes 761 shares owned by or for children of the other executive officers over which the officers exercise shared voting and investment power.

                               BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. It has responsibility for establishing broad corporate policies and for the overall performance of the Company. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of the Company's business through regular written reports and analyses and discussions with the Chairman and other officers of the Company.

MEETINGS OF THE BOARD

     The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility.

     In 1996, there were nine meetings of the Board. Director aggregate attendance at Board and Committee meetings averaged over 96%.

COMPENSATION OF DIRECTORS

     In 1996, the non-employee directors of the Company received an annual cash retainer of $35,000 per year. In March 1996, the Company required that 25% of the retainer be deferred and credited to a deferred compensation account, the value of which is determined by the value of Bristol-Myers Squibb Company Common Stock, until certain ownership guidelines are attained. Non-employee directors received an additional fee of $2,000 for attending each Board meeting, Board Committee meeting and Annual Meeting of Stockholders. In addition, the Chairmen of the Audit Committee, the Compensation and Management Development Committee and the Committee on Directors and Corporate Governance received an annual fee of $10,000. In 1996, two non-employee directors elected to participate in the 1987 Deferred Compensation Plan for Non-Employee Directors. Under the provisions of the Plan, a non-employee director may elect to defer payment of all or part of the compensation received as a director. Deferred funds may be credited to a 6-month United States Treasury bill equivalent fund, a fund based on the return on the Company's invested cash or a fund based on the return on Bristol-Myers Squibb Company Common Stock or any combination of these funds. Deferred portions are payable in a lump sum or in not more than ten annual installments. Payments under the Plan commence when a participant ceases to be a director or at a future date previously specified by the director. In addition to the annual cash compensation discussed above, on the date of the Company's Annual Meeting, all non-employee directors received an award of 150 deferred share units (increased to 300 units in February of 1997 due to the Company's stock split), the value of which is determined by the value of Bristol-Myers Squibb Company Common Stock. In March 1996, the Company's Retirement Plan for Non-Employee Directors was terminated. Benefits existing under the Plan were vested as of that time for all directors who had served on the Board as of that date. The Bristol-Myers Squibb Company Non-Employee Directors' Stock Option Plan provides for the automatic grant on the date of the Company's Annual Meeting of an option to purchase 1,000 shares of the Company's Common Stock (increased to 2,000 shares in February of 1997 due to the Company's stock split) to each individual who is elected to the Board of Directors at such meeting or who had previously been elected to the Board of Directors for a term extending beyond such Annual Meeting, provided such individual is not also an employee of the Company. The price of the option is the fair market price of the Company's Common Stock on the date the option is granted. Each option becomes exercisable in four equal installments commencing on the earlier of the first anniversary of the date of grant or the date of the next Annual Meeting and continuing similarly for the three years thereafter. The options also become fully exercisable upon retirement from the Board after one year of service. In 1996, options for a total of 7,000 shares were granted, consisting of options for 1,000 shares granted to each of seven non-employee directors. The Directors' Charitable Contribution Program is part of the Company's overall program of charitable contributions. The Program is fully funded by life insurance policies purchased by the Company on individual members and retired members of the Board of Directors. In 1996, the Company paid a total of $186,000 in premiums on policies covering twelve directors and retired directors. The policies provide for a $1 million death benefit for each director covered. Upon the death of a director, the Company donates one-half of the $1 million benefit to one or more qualifying charitable organizations designated by the director. The remaining one-half of the benefit is contributed to the Bristol-Myers Squibb Foundation, Inc. for distribution according to the Foundation's program for charitable contributions to medical research, health-related and community service organizations, educational institutions and education-related programs and cultural and civic activities. Individual directors derive no financial benefit from this program since all charitable deductions relating to the contributions accrue solely to the Company.

COMMITTEES OF THE BOARD

     The Company's Bylaws specifically provide for an Audit Committee and an Executive Committee. The Company's Bylaws also authorize the establishment of additional committees of the Board and, under this authorization, the Board of Directors has established the Committee on Directors and Corporate Governance and the Compensation and Management Development Committee. The Board has appointed individuals from among its members to serve on these four committees. The membership of these four committees, with the exception of the Executive Committee, is composed entirely of non-employee directors. From time to time the Board of Directors establishes special committees to address certain issues. Composition of such committees depends upon the nature of the issue being addressed.

     The duties of the Audit Committee are (a) to recommend to the Board of Directors a firm of independent accountants to perform the examination of the annual financial statements of the Company; (b) to review with the independent accountants and with the Controller the proposed scope of the annual audit, past audit experience, the Company's internal audit program, recently completed internal audits and other matters bearing upon the scope of the audit; (c) to review with the independent accountants and with the Controller significant matters revealed in the course of the audit of the annual financial statements of the Company; (d) to review on a regular basis whether the Company's Standards of Business Conduct and Corporate Policies relating thereto has been communicated by the Company to all key employees of the Company and its subsidiaries throughout the world with a direction that all such key employees certify that they have read, understand and are not aware of any violation of the Standards of Business Conduct; (e) to review with the Controller any suggestions and recommendations of the independent accountants concerning the internal control standards and accounting procedures of the Company; (f) to meet on a regular basis with a representative or representatives of the Internal Audit Department of the Company and to review the Internal Audit Department's Reports of Operations; and (g) to report its activities and actions to the Board at least once each fiscal year.

     The Committee on Directors and Corporate Governance's duties include, among other things, (a) screening and recommending candidates for the Board of Directors of the Company; (b) recommending the term of office for directors; (c) recommending retirement policies for non-employee directors and remuneration for non-employee directors; (d) recommending the desirable ratio of employee directors to non-employee directors; (e) reviewing the format of Board meetings and making recommendations for the improvement of such meetings; (f)
recommending the  nature  and  duties  of  committees  of  the  Board;  and  (g)
considering matters of corporate social responsibility and matters of significance in areas related to corporate public affairs, the Company's employees, stockholders and its customers. The Committee on Directors and Corporate Governance considers stockholder recommendations of nominees for election to the Board of Directors if they are accompanied by a comprehensive written resume of the recommended nominee's business experience and background and a consent in writing signed by the recommended nominee that he or she is desirous of being considered as a nominee and, if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the aforesaid documents to the principal executive offices of the Company addressed to the Company, 345 Park Avenue, New York, New York 10154, attention Corporate Secretary.

     The Compensation and Management Development Committee's duties include, among other things, (a) administration of the Company's annual incentives, stock option and long-term incentive plans; (b) adoption and review of major compensation plans; (c) responsibility for the Company's management development programs and procedures; and (d) approval of compensation for corporate officers and certain senior management.

     During calendar year 1996, the committees of the Board held in the aggregate a total of nine meetings; the Audit Committee having met three times, the Compensation and Management Development Committee having met four times and the Committee on Directors and Corporate Governance having met two times. There were no meetings of the Executive Committee in 1996.

DIRECTORS AND NOMINEES

     Following are the nominees and the other directors of the Company who will continue in office beyond the Annual Meeting, with information including their principal occupation and other business affiliations, the year each was first elected as a director, the Board Committee memberships of each, other affiliations and each director's age. After the election of three directors at the meeting, the Company will have nine directors, including the six directors whose present terms extend beyond the meeting. Michael E. Autera, who has been a director of the Company since 1991, will retire from the Board of Directors at the Annual Meeting. Listed first below are nominees for election for the 1997-2000 term followed by the directors in the 1995-1998 term and then the directors in the 1996-1999 term.

                                                   1997-2000 TERM
 ------------------------------------------------------------------------------------------------------------------

[PHOTO]                                  ROBERT E. ALLEN

                                         Chairman and Chief Executive Officer since 1988 and director since 1984  of
                                         AT&T  Company, a communications and  information services company. Director of the Company since January 1986. His present term expires at this  Annual
                                         Meeting. Mr. Allen is a director of Pepsico, Inc. and Chrysler Corporation.
                                         He  is a member  of The Business  Council, The Business  Roundtable and the
                                         U.S.-Japan Business Council  and a  trustee of Mayo  Foundation and  Wabash
                                         College.  Board Committees: Committee on Directors and Corporate Governance
                                         (Chairman), Compensation and Management Development Committee and Executive
                                         Committee. Age 62.

[PHOTO]                                  JOHN D. MACOMBER

                                         Principal since  1992 of  the JDM  Investment Group,  a private  investment firm. Chairman and President of the Export-Import Bank of the United States
                                         from  1989  to  1992.  Chairman and  Chief  Executive  Officer  of Celanese
                                         Corporation from 1973 to  1986. Director of the  Company from 1978 to  1989 and  since  1993. His  present  term expires  at  this Annual  Meeting. Mr.
                                         Macomber is a director of The Brown Group, Inc., Lehman Brothers  Holdings,
                                         Inc.,  Pilkington Ltd., Textron,  Inc. and Xerox Corporation.  He is also a director of The Atlantic Council of the United States, The  French-American
                                         Foundation and the National Executive Services Corps. He is on the Advisory
                                         Board of the Center for Strategic & International Studies and STRIVE. He is
                                         a  trustee of  The Folger Library  and a  member of the  Council on Foreign
                                         Relations and The Bretton  Woods Committee. He is  Chairman of the  Council
                                         for  Excellence in Government and a  trustee of the Carnegie Institution of
                                         Washington.  Board  Committees:  Audit   Committee  and  Compensation   and
                                         Management Development Committee. Age 69.


[PHOTO]                                  JAMES D. ROBINSON III

                                         Chairman  and Chief Executive  Officer since 1994 of  RRE Investors, LLC, a private venture investment  firm, and  President of J.D.  Robinson Inc.,  a strategic advisory company. He is also Chairman of Violy Byorum & Partners,
                                         LLC  and Senior Advisor to Trust Company of the West. He served as Chairman and Chief Executive Officer of American Express Company from 1977 to  1993.
                                         Director of the Company since 1976. His present term expires at this Annual
                                         Meeting.  Mr. Robinson  is a director  of The  Coca-Cola Company, Cambridge
                                         Technology Partners, First Data Corporation and Union Pacific  Corporation.
                                         He  is Chairman  of the  Board of  Overseers and  the Board  of Managers of
                                         Memorial Sloan-Kettering Cancer Center, a  member of The Business  Council, the  Council on Foreign Relations and  an Honorary Trustee of The Brookings
                                         Institution. Board Committees: Committee on Directors and Corporate Govern-
                                         ance, Compensation  and  Management Development  Committee  (Chairman)  and
                                         Executive Committee. Age 61.

                                                   1995-1998 TERM
 ------------------------------------------------------------------------------------------------------------------

[PHOTO]                                  LOUIS V. GERSTNER, JR.

                                         Chairman  and  Chief  Executive  Officer  of  IBM  Corporation  since 1993.
                                         Chairman and Chief  Executive Officer of  RJR Nabisco Holdings  Corporation
                                         from  1989 to 1993.  Director of the  Company since 1989  and a director of
                                         Squibb Corporation from 1986 to 1989. His present term expires at the  1998
                                         Annual  Meeting. Mr. Gerstner is a director  of The New York Times Company.
                                         He is a member of  the board of Lincoln Center  for the Performing Arts,  a member  of the Smithsonian Board of Regents  and vice chairman of the board of the New American School Development  Corporation. He is also a  director of the Council on Foreign Relations and a board member of The America/China
                                         Society.  Board Committees: Committee on Directors and Corporate Governance
                                         and Executive Committee. Age 55.


[PHOTO]                                  CHARLES A. HEIMBOLD, JR.

                                         Chairman of  the Board  and Chief  Executive Officer  of the  Company.  Mr.
                                         Heimbold was elected Chairman of the Board in 1995, Chief Executive Officer
                                         in 1994 and President in 1992. Mr. Heimbold was Executive Vice President of
                                         the  Company from 1989 until 1992. Director  of the Company since 1989. His present term expires at the 1998 Annual Meeting. He is a director of  Mobil
                                         Corporation.  He  is  a member  of  The Business  Roundtable,  The Business
                                         Council and the Council on Foreign  Relations. He is Chairman of the  Board
                                         of  Directors of the Pharmaceutical  Research and Manufacturers of America,
                                         Chairman of the  Board of  Trustees of Phoenix  House and  Chairman of  the
                                         Board  of Overseers  of the  Law School  and Trustee  of the  University of
                                         Pennsylvania. He is also a member of the Board of Trustees of International
                                         House. Board Committee: Executive Committee. Age 63.


[PHOTO]                                  KENNETH E. WEG

                                         Executive Vice President  of the Company  since 1995 and  President of  the
                                         Worldwide   Medicines   Group  since   January   1997.  President   of  the
                                         Pharmaceutical  Group  from  1993  to  1996.  President  of  Pharmaceutical
                                         Operations from 1991 to 1993. President of the International Pharmaceutical
                                         Group  from 1990 to 1991.  Director of the Company  since 1995. His present term expires  at the  1998 Annual  Meeting. Mr.  Weg is  a trustee  of  the
                                         Princeton  Medical Center  and a trustee  of the Foundation  for New Jersey
                                         Public Broadcasting, Inc. He is also a member of the Philadelphia Museum of
                                         Art Corporate Executive Committee. Age 58.


                                                   1996-1999 TERM
 ------------------------------------------------------------------------------------------------------------------

[PHOTO]                                  ELLEN V. FUTTER

                                         President of The American Museum  of Natural History since 1993.  President of  Barnard College from 1981 to 1993.  Director of the Company since 1990.
                                         Her present  term expires  at the  1999  Annual Meeting.  Ms. Futter  is  a trustee  of Consolidated Edison Company of  New York, Inc. and The American
                                         Museum of  Natural History.  She is  a  member of  the Council  on  Foreign
                                         Relations  and  Helsinki Watch,  a trustee  of  the Committee  for Economic
                                         Development and a Partner of the New York City Partnership, Inc. Ms. Futter
                                         is also a director of Phi  Beta Kappa Associates and The American  Ditchley
                                         Foundation  and a trustee of The American Assembly. Board Committees: Audit
                                         Committee and Compensation and Management Development Committee. Age 47.


[PHOTO]                                  ANDREW C. SIGLER

                                         Chief Executive Officer from 1974 to 1996 and Chairman from 1979 to 1996 of
                                         Champion International  Corporation, a  paper  and wood  products  company.
                                         Director  of the Company since  1984. His present term  expires at the 1999
                                         Annual Meeting. Mr. Sigler  is a director of  AlliedSignal Inc., The  Chase
                                         Manhattan  Corporation and General Electric Company.  He is a member of The
                                         Business Council and  the Board  of Trustees for  Dartmouth College.  Board
                                         Committees:   Audit  Committee  (Chairman),   Compensation  and  Management
                                         Development Committee and Executive Committee. Age 65.


[PHOTO]                                  LOUIS W. SULLIVAN, M.D.

                                         President of Morehouse School of Medicine from 1985 to 1989 and since 1993.
                                         From 1989 to 1993 Secretary of  the United States Department of Health  and
                                         Human  Services.  Director  of the  Company  since 1993.  His  present term expires at  the 1999  Annual Meeting.  Dr. Sullivan  is a  director of  3-M
                                         Corporation, Georgia-Pacific Corporation, General Motors Corporation, CIGNA
                                         Corporation,  Household International, Inc., EndoVascular Instruments, Inc.
                                         and Equifax Inc.  He is  a founder and  Chairman of  Medical Education  for
                                         South  African Blacks, Inc., a member  of the National Executive Council of the Boy Scouts  of America, a  member of  the Board of  Trustees of  Little
                                         League  of America, Africare and the International Foundation for Education
                                         and Self-Help and a director of  the Ethics Resource Center and United  Way of  America. Board Committees:  Audit Committee and  Committee on Directors
                                         and Corporate Governance. Age 63.


                           COMPENSATION AND BENEFITS

     The Company's compensation and benefits programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

     In general, all U.S.-based employees, except in some cases those covered by collective bargaining agreements, receive a base salary, participate in an annual incentive plan, a Company-supported savings plan and a Company-funded pension plan and are provided with medical and other welfare benefits coverage. Employees outside of the United States are similarly covered by comprehensive compensation and benefits programs.

     In February of 1995, the Company implemented a global stock option grant known as the TeamShare Stock Option Plan. Under this Plan employees, who met certain service requirements and were not key executives, were eligible for a stock option award giving them each the opportunity to purchase 200 shares of the Company's Common Stock (increased to 400 shares in February of 1997 due to the Company's stock split). In December of 1996, the Company took steps to expand the Plan to include those employees hired after the announcement in 1995, extending TeamShare to a broader group of employees. All TeamShare recipients possess a stronger link with Company stockholders, as they benefit from the stock price appreciation resulting from their efforts to grow and strengthen the business.

     In addition, the Company maintains specific executive compensation programs designed to provide incentives to reward and retain outstanding executives who bear the responsibility for achieving the demanding business objectives necessary to assure the Company's leadership position in the highly complex and competitive industries in which it operates. The executive compensation programs are based upon a pay-for-performance philosophy to provide incentives to achieve both short-term and long-term objectives and to reward exceptional performance, gains in productivity and contributions to the Company's growth and success.

     While performance against financial objectives and relative total stockholder return are the determinants of formula-based incentive payments under the Company's executive compensation program, the successful Bristol-Myers Squibb executive must perform effectively in many areas which are not measured specifically by financial results. Performance is also assessed against standards of business conduct reflecting social values, environmental stewardship and the expectations of the Company's key constituencies, including its employees and stockholders, the consumers of its products, suppliers and customers, the communities it operates in and the countries where it does business. The Bristol-Myers Squibb Company Pledge clearly defines what is expected of every employee in the Company, and the performance of the Company's executives is appraised in this regard.

EXECUTIVE OFFICER COMPENSATION

     The following tables and notes present the compensation provided by the Company to its Chief Executive Officer and the Company's four other most highly compensated executive officers, for services rendered to the Company in 1994, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                                           ------------------------------------------
                            ANNUAL COMPENSATION                       AWARDS                PAY-OUTS
                    -----------------------------------    -----------------------------    --------
                                                 OTHER                                                        ALL
                                                ANNUAL     RESTRICTED      SECURITIES       LONG TERM        OTHER
                                                COMPEN-      STOCK         UNDERLYING       INCENTIVE       COMPEN-
NAME/TITLE            SALARY        BONUS       SATION(1)  AWARDS(2)     OPTIONS/SARS(3)    PAY-OUTS        SATION(4)
YEAR                    $             $            $           $                #               $              $
-----------------   ----------    ----------    -------    ----------    ---------------    ---------       -------
C.A. Heimbold, Jr.
  Chairman and
  Chief Executive Officer(5)
    1996.........   $1,161,000    $1,161,000      --       $        0         270,000            N/A (7)    $52,245
    1995.........   $1,055,500    $1,303,543      --       $        0       1,070,000(6)    $      0 (8)    $47,497
    1994.........   $  950,000    $  959,642      --       $        0         600,000       $331,998 (9)    $42,750
M.E. Autera
  Executive Vice President
    1996.........   $  663,250    $  456,844      --       $        0         106,000            N/A (7)    $29,835
    1995.........   $  625,250    $  514,255      --       $        0         106,000       $      0 (8)    $28,136
    1994.........   $  609,000    $  483,851      --       $        0         157,200       $253,302 (9)    $27,405
K.E. Weg
  Executive Vice President and
  President, Pharmaceutical
  Group(10)
    1996.........   $  587,500    $  461,997      --       $        0         106,000            N/A (7)    $26,432
    1995.........   $  563,785    $  532,991      --       $        0         106,000       $      0 (8)    $25,370
    1994.........   $  522,700    $  410,802      --       $        0         125,000       $199,472 (9)    $23,526
M.F. Mee
  Senior Vice President and
  Chief Financial Officer(11)
    1996.........   $  536,750    $  305,948      --       $        0          60,000            N/A (7)    $24,149
    1995.........   $  507,500    $  357,254      --       $        0          60,000            (12)       $22,838
    1994.........   $  391,781    $  269,562      --       $2,170,000          90,000            (12)       $ 5,625
L.E. Rosenberg, M.D.
  President, Pharmaceutical
  Research Institute
    1996.........   $  496,925    $  322,548      --       $        0          60,000            N/A (7)    $22,358
    1995.........   $  478,500    $  385,934      --       $        0          60,000       $      0 (8)    $21,533
    1994.........   $  467,000    $  332,073      --       $        0          91,250            (13)       $21,015

------------
 (1) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites, and was less than the level required for reporting.
 (2) Mr. Mee was the only named executive to receive an award in the fiscal years listed. This award corresponds to Mr. Mee's joining the Company in March 1994. Regular dividends are paid on these shares. The number and market value of shares of restricted stock held by Mr. Mee, at December 31, 1996, (based upon the closing market value stock price of $109.00) were 40,000 and $4,360,000. (The number of shares increased to 80,000 in February 1997 due to the Company's stock split.)
 (3) The number of securities underlying options/SARs has been adjusted to reflect the Company's stock split in February 1997.
 (4) Consists of matching  contributions to the  Savings and Investment  Program
     (SIP) and the Benefits Equalization Plan for the SIP as follows: Mr. Heimbold ($6,750 and $45,495); Mr. Autera ($6,585 and $23,250); Mr. Weg
     ($6,585  and  $19,847); Mr.  Mee ($6,750  and  $17,399); and  Dr. Rosenberg
     ($6,750 and $15,608).
 (5) Mr. Heimbold was elected Chairman of the Board of the Company in May 1995. He has been CEO since January 1994.
 (6) Performance-based exercise price thresholds ranging from 30% to 70% above the grant price must be attained for portions of this award to become exercisable.
 (7) There was no award which had a performance cycle which ended in 1996 so there was no pay-out to be made.
 (8) Long-Term Performance Award Plan award granted in 1992 covering the four-year performance period from 1992 through 1995. Since the threshold for payments under the award was not met, there were no pay-outs.
 (9) Long-Term Performance Award Plan award granted in 1991 covering the four-year performance period from 1991 through 1994. The pay-out, which was based on the achievement of four-year compounded annual earnings per share growth objectives, was 35.1% of targeted awards since performance fell below target.
(10) Mr. Weg was elected Executive Vice President of the Company in May 1995. He has been President of the Pharmaceutical Group since 1993; prior to that he was President, Pharmaceutical Operations.
(11) Mr. Mee joined the Company in 1994.
(12) Mr. Mee was not covered by these awards since they were granted prior to his joining the Company.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(13) Dr. Rosenberg was not covered by this award since it was granted prior to his joining the Company.

                   OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                                                                         GRANT DATE
                                                         INDIVIDUAL GRANTS                                 VALUE
                                -------------------------------------------------------------------    --------------
                                 NUMBER OF
                                 SECURITIES       % OF TOTAL
                                 UNDERLYING      OPTIONS/SARS      EXERCISE                              GRANT DATE
                                OPTIONS/SARS      GRANTED TO        OR BASE                               PRESENT
                                 GRANTED(1)      EMPLOYEES IN      PRICE(2)                               VALUE(3)
             NAME                    #            FISCAL YEAR       ($/SH)        EXPIRATION DATE            $
------------------------------  ------------   -----------------   ---------    -------------------    --------------
C.A. Heimbold, Jr.............      270,000              1.7%      $43.6250           March 4, 2006    $    2,139,021
M.E. Autera...................      106,000              0.7%      $43.6250           March 4, 2006    $      839,764
K.E. Weg......................      106,000              0.7%      $43.6250           March 4, 2006    $      839,764
M.F. Mee......................       60,000              0.4%      $43.6250           March 4, 2006    $      475,338
L.E. Rosenberg, M.D...........       60,000              0.4%      $43.6250           March 4, 2006    $      475,338
All Stockholders(4)...........                                                                         $7,985,678,400
All Optionees(5)..............   16,075,050            100.0%      $46.9879     Various Dates, 2006    $  137,168,298
All Optionees Grant Date Present Value as a Percent of All Stockholder Value.......................             1.72%

------------
(1) Individual grants become exercisable in installments of 25% per year on each of the first through the fourth anniversaries of the grant date. At age 60, all outstanding option grants fully vest. As consideration for the option grant, an employee must remain in the employment of the Company for one year from the date of grant. No SARs were granted in 1996. Under the TeamShare Stock Option Plan, individual grants become fully vested three years after the date of the grant. The number of securities underlying options/SARs granted has been adjusted to reflect the Company's stock split of February 1997.
(2) All options were made at 100% of Fair Market Value as of date of grant.

(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the Company's stock price. The Black-Scholes Ratio of 0.1816 was determined using the following assumptions: a volatility of 0.1701, an historic average dividend yield of 4.27%, a risk free interest rate of 6.50% and a 7-year projected exercise period.


(4) The 'Grant Date Present Value' shown is the incremental gain to all stockholders as a group which would result from the application of the same assumptions to all shares outstanding on March 5, 1996, as was used to estimate the 'Grant Date Present Value' of options listed above.
(5) Information based on all stock option grants made to employees in 1996, including TeamShare grants. Exercise price shown is the weighted average of all grants. Actual exercise prices (adjusted to reflect the Company's stock split of February 1997) ranged from $39.875 to $57.84375, reflecting the Fair Market Value of the stock on the date of the option grants.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUES(1)

                                                                     NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED           'IN THE MONEY'(2)
                              SHARES                                    OPTIONS/SARS AT               OPTIONS/SARS AT
                             ACQUIRED                ANNUALIZED         FISCAL YEAR-END               FISCAL YEAR-END
                                ON        VALUE        VALUE                   #                             $
                             EXERCISE    REALIZED     REALIZED    ---------------------------   ---------------------------
           NAME                 #           $            $        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  --------   ----------   ----------   -----------   -------------   -----------   -------------
C.A. Heimbold, Jr..........  181,160    $4,258,552    $500,971     1,966,332       536,668(3)   $47,741,440    $8,846,591(3)
M.E. Autera................   91,020    $1,765,155    $201,013       468,700       310,800      $11,557,578    $6,684,791
K.E. Weg...................        0    $        0    $      0       462,852       278,200      $14,230,959    $5,770,956
M.F. Mee...................        0    $        0    $      0        60,000       150,000      $ 1,620,000    $3,030,938
L.E. Rosenberg, M.D........   38,150    $  847,645    $343,240       237,350        60,000      $ 6,369,506    $  688,125

------------
(1) All options were granted at 100% of Fair Market Value. Optionees may satisfy the exercise price by submitting currently owned shares and/or cash. Income tax withholding obligations may be satisfied by electing to have the Company withhold shares otherwise issuable upon exercise of the option with a Fair Market Value equal to

                                              (footnotes continued on next page)

(footnotes continued from previous page) such obligations. The number of securities underlying options/SARs exercises has been adjusted to reflect the Company's stock split of February 1997.

(2) Calculated based upon the December 31, 1996 Fair Market Value share price of $55.09375 (adjusted to reflect the Company's stock split of February 1997) less the share price to be paid upon exercise.

(3) For Mr. Heimbold, the value of 'Unexercisable' stock options includes the year-end value of stock options which have a price threshold for exercisability above the exercise price. Mr. Heimbold will only realize the portion of the listed value relating to these stock options once this price threshold is attained. As of year end 1996, the price of Bristol-Myers Squibb Common Stock was below the appreciation threshold.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                                                                                                   PERFORMANCE OR
                                                                                           ESTIMATED FUTURE PAY-OUTS UNDER
                                       NUMBER OF                OTHER PERIOD                NON-STOCK PRICE-BASED PLAN(1)
                                     SHARES, UNITS            UNTIL MATURATION           -----------------------------------
                                    OR OTHER RIGHTS              OR PAY-OUT              THRESHOLD     TARGET      MAXIMUM
                                    ---------------   ---------------------------------  ---------   ----------   ----------
C.A. Heimbold, Jr.................      1,000,000     Three-Year Period Ending in 1998   $432,000    $1,000,000   $2,400,000
M.E. Autera.......................        400,000     Three-Year Period Ending in 1998   $172,800    $  400,000   $  960,000
K.E. Weg..........................        400,000     Three-Year Period Ending in 1998   $172,800    $  400,000   $  960,000
M.F. Mee..........................        250,000     Three-Year Period Ending in 1998   $108,000    $  250,000   $  600,000
L.E. Rosenberg, M.D...............        250,000     Three-Year Period Ending in 1998   $108,000    $  250,000   $  600,000

------------
(1) Pay-outs under the Plan will be based on the achievement of growth in earnings per share, sales and cash flow. The pay-out resulting from these measures may be reduced or increased based on total shareholder returns versus peer group companies over the three-year performance period. The target award will be paid if 100% of the targeted growth rate for these measures is achieved and total shareholder return is at the median of the peer group. Performance below the threshold level will result in no pay-out. Performance above the maximum level will result in the maximum pay-out.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As was earlier described in the section on Committees of the Board (pp. 5 and 6), the Compensation and Management Development Committee is responsible for administering the compensation program for executive officers of the Company. The Committee is composed exclusively of 'non-employee directors' as defined by the Securities and Exchange Commission rules and are neither employees or former employees of the Company nor eligible to participate in any of the Company's executive compensation programs. Additionally, members of this Committee meet the definition of 'outside director' for purposes of administering compensation programs to meet the tax deductibility criteria included in Section 162(m) of the Internal Revenue Code.

     The Company's executive compensation program is based upon a pay-for-performance philosophy. Under the Company's program an executive's compensation consists of three components: base salary, an annual incentive (bonus) payment, and long-term incentives (which may include cash-based awards, stock-based awards and/or stock options).

     The Company's executive compensation program is designed to provide overall compensation, when targeted levels of performance are achieved, which is above the median of pay practices of a peer group of twelve large and high performing industry competitors. The corporations making up the peer companies group are Abbott Laboratories, American Home Products Corporation, The Gillette Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pharmacia-Upjohn, Inc., Pfizer, Inc., The Procter & Gamble Company, Rhone-Poulenc Rorer Inc., Schering-Plough Corporation and Warner-Lambert Company. Compared to the peer companies group, Bristol-Myers Squibb ranked fourth largest as measured by sales, fourth in operating earnings, fourth in market capitalization and has historically performed strongly versus competitors and the broader array of companies represented in the Fortune 500 and S&P 500 based on return on equity, net earnings as a percent of sales and earnings per share growth over the five-year period. The Company is the second highest among the peer group in total dividends paid.

     At the time the Committee makes executive compensation decisions, the Committee reviews individual performance and Company performance versus that of the peer companies group. When 1996 compensation decisions were made, the Committee reviewed the return on equity, net earnings as a percent of sales, sales growth and net earnings per share growth over the prior five years. For this period, after adjusting for nonrecurring and unusual items for both Bristol-Myers Squibb and the peer companies group, the Company was a leader in the measures of return on equity and net earnings as a percent of sales in comparison to the peer companies group and exceeded the levels of companies represented in the Fortune 500 (the performance of this index approximating the performance of the S&P 500). Additionally, in making its compensation decisions, the Committee reviewed data concerning the levels of executive pay among the peer companies group and other high performing and similarly sized companies for comparison purposes. This data included analyses provided by independent compensation consultants.

     The executive compensation program is designed to provide value to the executive based on the extent individual performance, Company performance versus budgeted earnings targets, Company longer term financial performance and total return to shareholders (including share price appreciation and reinvested dividends) meet, exceed or fall short of expectations. Under this program design, only when expectations are exceeded can incentive payments exceed target levels.

     BASE SALARY -- An executive's base salary is determined by an assessment of her/his sustained performance against her/his individual job responsibilities including, where appropriate, the impact of such performance on the business results of the Company, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.

     ANNUAL INCENTIVES -- Payments under the Company's annual incentive plan, the Performance Incentive Plan, are tied to the Company's level of achievement of annual operating pretax earnings targets, establishing a direct link between executive pay and Company profitability. Annual operating pretax earnings targets for the overall Company and each operating group are based upon the earnings budget for the Company as reviewed by the Board of Directors. An individual executive's annual incentive opportunity is a percentage of her/his salary determined by the executive's job level. Actual annual incentive payments are determined by applying a formula based on operating pretax earnings performance to each individual's annual incentive opportunity. Applying this formula results in payments at the targeted incentive opportunity level when budgeted earnings are achieved and payments below the targeted level when earnings are below those set by the budget. The formula provides for payments above the targeted level only when actual earnings exceed budgeted levels of operating pretax earnings.

     For 1996 awards, operating pretax earnings budgets were established at a level which the Board felt reflected the aggressive expectations management had for the performance of the business. As a whole, the Company met these goals, resulting in annual incentive payouts at target levels. Several business units, including the Pharmaceutical Group, exceeded performance expectations.

     LONG-TERM INCENTIVES -- The Company's long-term incentives are in the form of stock option awards and long-term performance awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives based upon the creation of incremental stockholder value and the attainment of long-term financial goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options granted is based on the grade level of an executive's position and the executive's performance in the prior year and the executive's potential for continued sustained contributions to the Company's success. The size of previous option grants and the number of options currently held by an executive are not taken into account in determining the number of options granted. The executive's right to the stock options vests over a four-year period and each option is exercisable, but only to the extent it has vested, over a ten-year period following its grant. In order to preserve the linkage between the interests of executives and those of stockholders, executives are expected to utilize the shares obtained on the exercise of their stock options, after satisfying the cost of exercise and taxes, to establish a significant level of direct ownership. The Company has established share ownership expectations for its executives to meet through the exercise of stock option awards.

     The pay-outs of the historic long-term performance awards shown in the Summary Compensation Table were made ratably only to the extent that the Company achieved the earnings per share growth objectives established at the time the award was made. For the award cycles shown in the Summary

Compensation Table for the four-year period ending in 1994, performance fell short of plan targets, resulting in a pay-out of 35.1% of target. For the four-year period ending in 1995, performance fell short of the threshold required for payment, and no payment was made in relation to this award. There was not an award which would have been payable at the end of 1996, so no payments were made.

     In 1995, the Committee, with the assistance of an external, independent executive compensation consulting firm, undertook a comprehensive review of the Company's executive compensation programs and practices. As a result of this review, the Committee decided that long-term performance awards should be reinstated and stock option award guidelines should be reduced. The stock option award guidelines were reduced from the levels used in 1993 and 1994 when stock options were the only form of long-term awards granted. This action is consistent with competitive practice and provides a balanced emphasis on both stock price appreciation and the attainment of the Company's long-term financial growth objectives. Based upon reviews conducted in 1996, the Committee continues to believe that this program design is appropriate and these forms of awards were continued. Pay-outs under the Plan for the 1996 to 1998 performance cycle will be based on the achievement of targeted growth in earnings per share, sales and cash flow. The pay-out resulting from these measures may be reduced or increased based on total stockholder returns (share price appreciation plus reinvested dividends) versus peer group companies over the three-year performance period. These targets continue to closely align the Company's compensation programs with total shareholder return.

CEO COMPENSATION

     The compensation for Mr. Heimbold results from his participation in the same compensation program as the other executives of the Company. His 1996 compensation was set by the Committee, applying the principles outlined above in the same manner as they were applied to the other executives of the Company.

     The majority of Mr. Heimbold's compensation is incentive based. For 1996, only 22% of his total compensation was in the form of base salary. His annual cash incentive was also 22% of his total compensation. The largest portion, 56% of the total, was comprised of long-term incentives.

     Mr. Heimbold's cash compensation increase reflects the level of responsibilities he holds as Chairman of the Board and Chief Executive Officer, and his compensation versus the peer companies group. Mr. Heimbold did not receive a base salary increase in 1996. At the time of his 1995 salary increase (July 1, 1995), it was decided that his next salary increase would not occur for 18 months. The change in Mr. Heimbold's base salary in the Summary Compensation Table reflects his receiving his current salary for all of 1996 versus 1995 when he was paid at this rate for only a portion of the year. Mr. Heimbold's annual bonus, as was discussed previously, is based upon the degree to which the overall Company achieves its pretax earnings budget. For 1996, the Company's overall performance resulted in a bonus pay-out to Mr. Heimbold equal to 100.0% of his targeted award.

     Mr. Heimbold participates in the Company's long-term performance award plan. Pay-outs under this plan for the 1996 to 1998 performance cycle are contingent upon achieving aggressive growth objectives in sales, earnings per share and cash flow over a three-year performance period. To provide additional incentive to produce stockholder returns to exceed those of the peer companies group, a total stockholder return measure is included in addition to the financial measures used in Mr. Heimbold's long-term award, as was done for all plan participants.

     Effective March 5, 1996, Mr. Heimbold received a stock option award of 135,000 shares. The Committee felt that this was an appropriate award relative to competitive practice and Mr. Heimbold's leadership and contributions to the on-going strength and success of the Company.

     The Committee believes that the program it has adopted, with its emphasis on long-term compensation, serves to focus the efforts of the Company's executives on the attainment of a sustained high rate of Company growth and profitability for the benefit of the Company and its stockholders.

Deductibility of Compensation Over $1 Million

     In 1993, the Omnibus Budget Reconciliation Act of 1993 (the 'Act') was enacted. The Act includes potential limitations on the deductibility of compensation in excess of $1 million paid to the Company's five highest paid officers beginning in 1995. Based on the regulations issued by the Internal Revenue Service to implement the Act, the Company has taken the necessary actions to ensure the deductibility of payments under the annual incentive plan and long-term awards plans. The Company will continue to take the necessary actions to maintain the deductibility of payments under both plans.

Compensation and Management Development Committee

                              James D. Robinson III, Chairman
                              Robert E. Allen
                              Ellen V. Futter
                              John D. Macomber
                              Andrew C. Sigler

PERFORMANCE GRAPHS

     The following graphs compare the performance of the Company for the periods indicated with the performance of the Standard & Poor's 500 Stock Index (S&P
500) and the average performance of a group consisting of the Company's peer corporations on a line-of-business basis. As previously noted, the corporations making up the peer companies group are Abbott Laboratories, American Home Products Corporation, The Gillette Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pharmacia-Upjohn, Inc., Pfizer, Inc., The Procter & Gamble Company, Rhone-Poulenc Rorer Inc., Schering-Plough Corporation and Warner-Lambert Company. Total Return indices reflect reinvested dividends and are weighted using beginning-period market capitalization for each of the reported time periods. This peer companies group is the group used by the Company for comparisons in measuring Company performance for compensation purposes. This group is consistent with the group used in the 1996 Proxy Statement.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN



                            [PERFORMANCE GRAPH]

                         1991       1992       1993       1994       1995       1996
Bristol-Myers Squibb     $100       $ 79       $ 71       $ 76       $116       $153
Peer Companies Group      100         89         86         98        153        196
S&P 500                   100        108        118        120        165        203





     Assumes $100 invested on 12/31/91 in Bristol-Myers Squibb Common Stock, S&P 500 Index and Peer Companies Group Index. Values are as of December 31 of specified year assuming that dividends are reinvested.

                 COMPARISON OF 10-YEAR CUMULATIVE TOTAL RETURN



                            [PERFORMANCE GRAPH]

                         1986   1987   1988   1989   1990   1991   1992   1993   1994   1995   1996
Bristol-Myers Squibb    $100    $103   $118   $151   $188   $255   $201   $182   $193   $296   $391
Peer Companies Group     100     110    125    182    216    334    297    287    329    512    655
S&P 500                  100     105    123    162    157    204    201    242    245    337    415


     Assumes $100 invested on 12/31/86 in Bristol-Myers Squibb Common Stock, S&P 500 Index and Peer Companies Group Index. Values are as of December 31 of specified year assuming that dividends are reinvested.

PENSION BENEFITS

     The following table sets forth the aggregate annual benefit payable upon retirement at normal retirement age for each level of remuneration specified at the listed years of service.

                               PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                                      ----------------------------------------------------------------
REMUNERATION                             15           20            25            30            35
-----------------------------------   --------    ----------    ----------    ----------    ----------

$  100,000.........................   $ 30,000    $   40,000    $   50,000    $   60,000    $   70,000
   250,000.........................     75,000       100,000       125,000       150,000       175,000
   500,000.........................    150,000       200,000       250,000       300,000       350,000
   750,000.........................    225,000       300,000       375,000       450,000       525,000
 1,000,000.........................    300,000       400,000       500,000       600,000       700,000
 1,250,000.........................    375,000       500,000       625,000       750,000       875,000
 1,500,000.........................    450,000       600,000       750,000       900,000     1,050,000
 1,750,000.........................    525,000       700,000       875,000     1,050,000     1,225,000
 2,000,000.........................    600,000       800,000     1,000,000     1,200,000     1,400,000
 2,250,000.........................    675,000       900,000     1,125,000     1,350,000     1,575,000
 2,500,000.........................    750,000     1,000,000     1,250,000     1,500,000     1,750,000

     Pension benefits are determined by final average annual compensation where annual compensation is the sum of the amounts shown in the columns labeled 'Salary' and 'Bonus' in the Summary Compensation Table. Benefit amounts shown are straight-life annuities before the deduction for Social Security benefits. The executive officers named in the Summary Compensation Table have the following years of credited service for pension plan purposes: C.A. Heimbold, Jr. -- 33 years; M.E. Autera -- 29 years; K.E. Weg -- 28 years; M.F. Mee -- 3 years; and L.E. Rosenberg -- 6 years.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Three directors are to be elected at the meeting for three-year terms ending at the 2000 Annual Meeting. Robert E. Allen, John D. Macomber and James
D. Robinson III have been nominated by the Board of Directors for election at this Annual Meeting. Robert E. Allen, John D. Macomber and James D. Robinson III are presently directors of the Company. The accompanying proxy will be voted for the Board of Directors' nominees, except where authority to so vote is withheld. Should any nominee be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors.

              PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of Bristol-Myers Squibb has appointed Price Waterhouse as independent accountants for the year 1997, subject to ratification by the stockholders. The Audit Committee recommended Price Waterhouse to the full Board of Directors. Price Waterhouse, because of its high standing in its field, is considered to be eminently qualified to perform this important function. A representative of Price Waterhouse is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and such representative is expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Price Waterhouse.

     In the event the stockholders fail to ratify the appointment, it will be considered as a direction to the Board of Directors to select another independent accounting firm. It is understood that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

                          PROPOSAL 3 -- APPROVAL OF AN
          INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     On December 3, 1996, the Board of Directors authorized a two-for-one stock split of the Company's Common Stock in the form of a stock dividend to be effected to stockholders of record at the close of business on February 7, 1997. The Company had a sufficient number of authorized shares of Common Stock to effect the stock split. The Board of Directors proposes that stockholders authorize the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 1,500,000,000 to 2,250,000,000 shares. The par value of the Common Stock would remain at $0.10 per share. The Board of Directors recommends that such increase in the number of authorized shares of Common Stock be approved by the stockholders.

     The proposed amendment to the Restated Certificate of Incorporation will be effected by deleting the introductory paragraph of Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, and substituting a new introductory paragraph that reads in full as follows:

     'FOURTH: the total number of shares of all classes of stock which the corporation shall have authority to issue is two billion, two-hundred sixty million (2,260,000,000) shares consisting of:

          1. 2,250,000,000 shares of Common Stock of the par value of Ten Cents ($0.10) per share, and

          2. 10,000,000 shares of Preferred Stock of the par value of One Dollar ($1.00) per share.'

     As of February 28, 1997, there were 1,003,723,008 shares of Common Stock issued and outstanding (exclusive of treasury shares) and 27,197,476 shares of Common Stock were reserved for issuance in connection with all of the Company's stock plans. Adoption of the proposed amendment provides for an additional 750,000,000 shares of Common Stock for future issuance. This would replenish the authorized shares available for issuance before the stock split. Although these additional shares would provide further flexibility, there are no present plans for their use.

     The Board of Directors is of the opinion that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The Board of Directors believes that the Company should have sufficient authorized but unissued shares for issuance in connection with stock splits and stock dividends, implementation of employee benefit plans, offer of shares for cash, mergers and acquisitions, and other proper business purposes. In many such situations prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of stockholders.

     The additional shares of Common Stock sought by the amendment will be available for issuance without further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed. The New York Stock Exchange requires specific stockholder approval as a prerequisite to listing shares in several instances, including an acquisition transaction where the present or potential issuance of shares could result in an increase of 20% or more in the number of shares of Common Stock outstanding.

     Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for anti-takeover purposes, SEC rules require disclosure of charter and by-law provisions that could have an anti-takeover effect. These include: (i) Board authority under its Certificate of Incorporation to issue one or more series of preferred stock up to a maximum of approximately 10,000,000 shares presently available; (ii) under the the Certificate of Incorporation a special meeting of stockholders may only be called by the Chairman of the Board or the Board of Directors; (iii) under the Certificate of Incorporation a classified board of directors with staggered terms of office and fair-price payments for shares in certain business combinations; and (iv) a stockholder rights plan under the Amended and Restated Rights Agreement, dated as of December 4, 1987, between the Company and The Chase Manhattan Bank, N.A. (as successor to Manufacturers Hanover Trust Company) (Rights Agreement) which could have a deterrent effect against a takeover of the Company.

     Each new share of Common Stock authorized under the proposal will represent one half of a purchase right to buy one one-thousandth of a share under the rights agreement and which right will trade automatically with the Common Stock and become exercisable only upon the occurrence of certain events which are fully described in the rights agreement.

     The Board of Directors recommends a vote FOR the amendment to the Company's Restated Certificate of Incorporation as described above.

       PROPOSAL 4 -- APPROVAL OF THE EXECUTIVE PERFORMANCE INCENTIVE PLAN

     The Executive Performance Incentive Plan (the 'Plan') provides for annual incentive payments to key executives of the Company based upon Company performance. As the Report of the Compensation and Management Development Committee discusses, the Company's compensation programs are based on a strong pay-for-performance philosophy. A central element of this philosophy has been to link a significant portion of annual cash compensation to the attainment of the Company's annual financial objectives. The Plan is intended to continue this direct linkage between Company performance and compensation. The Board of Directors recommends that the Plan be approved by the stockholders. A copy of the Plan is included in this Proxy Statement as Exhibit A and the following description is qualified in its entirety by reference to the Plan.

     In the past, the Company has awarded annual incentives to key executives through the Performance Incentive Plan, originally implemented by the Company in the 1950's. The Plan is a continuation of this former plan and benefits will be similarly determined.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code (the 'Code') which generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers. Incentives paid to these executives have been deductible under the transition rules established by the Internal Revenue Service to implement Section 162(m). The Company's coverage under these transition rules expires at the 1997 Annual Meeting of Stockholders. The Company intends to structure awards under the Plan so that compensation resulting therefrom would be qualified 'performance based compensation' eligible for continued deductibility with stockholder approval. To allow the Company to so qualify for such compensation, the Company is seeking approval of the Plan and the material terms of performance goals applicable to the Plan.

     The Plan allows for aggregate payments which cannot be more than two percent of the Operating Pretax Earnings of the Company for the fiscal year relating to the award. If there are no such earnings, no payments can be made under the Plan. No individual may receive as a maximum amount an annual payment under the Plan which exceeds 0.15% of the Operating Pretax Earnings of the Company for the fiscal year relating to the awards. Payments under the Plan may be made in either cash, Common Stock of the Company or a combination of cash and Common Stock. The form of payment will be determined by the Compensation and Management Development Committee. The maximum amount of stock which may be issued in any one year is limited to 0.2% of the outstanding shares of the Company at the beginning of the fiscal year relating to the awards.

PLAN ADMINISTRATION

     The Plan will be administered by the Compensation and Management Development Committee which is composed entirely of non-employee directors who meet the criteria of 'outside director' under Section 162(m) of the Code and 'non-employee director' under Section 16 of the Securities Exchange Act of 1934. The Committee shall select the key executives of the Company who shall receive awards, the target pay-out level and the performance targets. The Committee will certify the level of attainment of performance targets. Currently, approximately 600 key executives are eligible to receive awards under the Plan.

PERFORMANCE CRITERIA

     Section 162(m) requires that performance awards be based upon objective performance measures. For executives whose compensation is, or may be, subject to Section 162(m), the performance criteria may include one or more of the following:

     a.    Earnings                          d.    Financial return ratios
     b.    Revenue                           e.    Total Shareholder Return
     c.    Operating or net cash flows       f.    Market share


     For any participant not subject to Section 162(m) of the Code, other performance measures or objectives, whether quantitative or qualitative, may be established. Performance criteria may relate to the total Company or any business unit. Performance targets may be set at a specific level or may be expressed as relative to the comparable measures at comparison companies or a defined index. The Compensation and Management Development Committee will establish specific targets for participants.

AWARD DEFERRALS

     With the concurrence of the Compensation and Management Development Committee, participating executives may elect to defer receipt of any payments due until retirement or other termination from the Company. Any amount deferred will be credited to deferred compensation accounts for these executives. The deferred funds will be valued in reference to one or more of the following: (1) a fund denominated in units based upon the value of Company Common Stock and dividend payments; (2) units denominated as an equity fund reflecting a market-based index measuring the rate of return on equity investments; or (3) a fixed income fund based upon prevailing rates of return on cash-based investments experienced by the Company. Additional investment funds may be established by the Committee as necessary to effectively manage deferrals.

TERM AND AMENDMENT OF THE PLAN

     The Plan, if approved by stockholders, will be effective for all fiscal years beginning 1997 by action of the Board of Directors. The Plan may be amended or discontinued by the Board of Directors at any time. However, no amendment may increase the total payments which may be made under the Plan in any fiscal year or the maximum payment which may be made to any individual in any fiscal year above the award limits outlined above and specified in the Plan. Additionally, no amendment may provide for the issuance of Common Stock in excess of the limits specified above.

FUTURE PLAN AWARDS

     Since future awards under the proposed Plan will be based upon the future performance of the Company, actual payments cannot be determined at this time. Additionally, since the proposed Plan is a continuation of the current program, the 1996 award payments would not have been any different than as is shown in the Summary Compensation Table had the proposed Plan been in effect in 1996.

     The Board of Directors feels that the continuation of annual incentive awards based upon Company performance are in the best interest of the Company and its stockholders. Accordingly, the Board of Directors recommends a vote FOR the proposed Plan.

            PROPOSAL 5 -- APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

     At the Annual Meeting of May 4, 1993, stockholders approved the amendment and restatement of the 1983 Bristol-Myers Squibb Stock Option Plan (the '1983 Plan'). The 1983 Plan provided for the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights and Long-Term Performance Awards. In 1989, the Board of Directors of the Company approved the Bristol-Myers Squibb Restricted Stock Plan (the 'Restricted Stock Plan').

     Both the 1983 Plan and the Restricted Stock Plan were adopted to support the achievement of the Company's business objectives by providing incentives linking key employees' interests to stockholder interests through equity based awards. These awards are key aspects of the Company's compensation programs which are designed to attract, retain and motivate the best possible employees to accomplish the business objectives of the Company.

     Company management continues to believe that it is in the Company's best interests to utilize these types of awards as an integral part of its compensation programs. The Board of Directors considers the above outlined purposes for these programs to be key contributors to the on-going success of the Company.

     The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code (the 'Code'). Section 162(m) addresses the deductibility of compensation in excess of $1 million to the Chief Executive Officer and the four highest paid executives of the Company. For compensation over $1 million paid to these executives to be deductible, it must be (1) performance related;
(2) administered by outside, independent directors; and (3) paid pursuant to stockholder approved plans. The Section 162(m) regulations specify a number of other items which are necessary for full compliance with these criteria.

     The Company's stock option awards and Long-Term Performance Awards to these executives have been deductible under the transition rules established by the Internal Revenue Service to implement Section 162(m). The Company's coverage under these transition rules expires at the 1997 Annual Meeting of Stockholders. The Company intends to structure awards under the 1997 Plan so that compensation resulting therefrom would be qualified 'performance-based compensation' eligible for continued deductibility with stockholder approval. To allow the Company to so qualify for such compensation, the Company is seeking approval of the 1997 Plan and the material terms of performance goals applicable to the Plan.

     The 1997 Plan (the '1997 Plan') is a continuation of current programs. For the most part, it continues the 1983 Plan provisions and practices. A copy of the 1997 Plan is included in this Proxy Statement as Exhibit B and the following description is qualified in its entirety by reference to the 1997 Plan.

     THE 1997 PLAN ADMINISTRATION -- The 1997 Plan will be administered by the Compensation and Management Development Committee which is composed entirely of non-employee directors who meet the criteria of 'outside director' under Section 162(m) of the Code and 'non-employee director' under Section 16 of the Securities Exchange Act of 1934. The Committee shall select the officers and key employees of the Company who shall receive options or awards, the form of those awards, the number of shares or dollar targets of the options or awards and all terms and conditions of the options or awards. The Committee will certify the level of attainment of performance targets. Currently, approximately 8,000 officers and key employees are eligible to receive awards under the 1997 Plan. It is anticipated that approximately 2,500 officers and key employees will receive awards in any calendar year.

     AWARD FORMS -- Under the 1997 Plan, the Committee may grant incentive stock options (which meet the criteria of Section 422 of the Code) and non qualified stock options (options not intended to qualify as incentive stock options) settled in Common Stock. The Committee may also grant stock appreciation rights, either in tandem with stock options or on a stand alone basis. Long-term awards may be granted either as performance unit awards, which are denominated based upon dollar targets, or performance share awards, which are denominated as shares of Common Stock of the Company. The granting of performance share awards is not provided for under current plans. The Company feels that it is appropriate to have the flexibility to grant such awards in lieu of all or a portion of awards which could be granted under the current plans. The Committee may also grant restricted stock under the 1997 Plan.

     MAXIMUM STOCK AWARD LEVELS -- The maximum number of shares available for awards will not be changed from the limits utilized under the 1983 Plan. Total shares which may be awarded under the 1997 Plan include 0.9% of the number of shares outstanding as of January 1, 1997 plus the number of shares available for, and not made subject to, grants as of January 1, 1997 from the 1983 Plan, less the number of shares made subject to options granted in 1997. As of the effective date of the 1997 Plan, the total number of shares available for awards under the 1997 Plan will not exceed approximately 7,000,000 shares, reflecting shares carried forward from prior years, the 1997 allocation of 0.9% of shares outstanding and 1997 awards made under the 1983 Plan. For each subsequent year, the number of shares available for awards shall be 0.9% of the outstanding shares as of January 1 of that year plus the shares available for, but not made subject to, awards from prior years. Of these total available shares, no individual may receive options or awards as a maximum amount, in any form allowed under the 1997 Plan, which in the aggregate exceed 1,500,000 shares of Common Stock (adjusted to reflect the Company's stock split in February 1997) in a calendar year. Aggregate shares issued under performance stock awards and restricted stock awards may not exceed 10,000,000 shares over the life of the 1997 Plan.

     STOCK OPTION AWARDS -- As in the 1983 Plan, stock options awarded may be either incentive stock options granted consistent with Section 422 of the Code or nonqualified stock options which do not meet the criteria of Section 422. Options will expire no later than 10 years after the date of grant and may not be exercised prior to one year following the date of grant. The exercise price of stock options may not be less than the fair market value on the date of grant. The Committee may establish other vesting or performance requirements which must be met prior to the exercise of the stock options. Stock options may be granted in tandem with either stock appreciation rights or Long-Term Performance Awards. The closing price of Common Stock on the New York Stock Exchange composite tape on February 28, 1997 was $65.25 on a post-split basis.

     The 1997 Plan provides that options and awards are nontransferable other than by the laws of descent and distribution. However, the Committee may, in its discretion, allow for the transferability of stock options or restricted stock to members of the recipient's immediate family. Incentive stock options, SAR's and long-term performance awards may not be transferred.

     The 1997 Plan provides that the Committee may allow participants to elect to defer the payment of long-term performance awards until after retirement or other termination from the Company. Additionally, the Committee may establish rules and procedures which would allow optionees to defer delivery of the proceeds from the exercise of stock options or stock appreciation rights. If the proceeds of such exercises are deferred, they will be credited with the investment return on the Company's Common Stock. Deferred amounts may be distributed earlier in the case of death, disability or unforeseen emergencies.

     LONG-TERM  PERFORMANCE  AWARDS  --   The  Committee  may  award   Long-Term
Performance Awards in the form of performance units denominated in dollar amounts or in the form of performance shares, denominated in shares of Common Stock. The Committee will establish the performance measures to be used as well as the performance targets to be achieved. Awards will be paid ratably according to the attainment of the performance targets. The Committee will also establish the performance period which the awards will cover. The period cannot be less than three years but may be longer at the discretion of the Committee.

     To receive payments or distributions from Long-Term Performance Awards, the participant must be employed by the Company for the entire performance period except in the cases of termination due to retirement, death or disability. In these cases, a pro-rated payment or distribution which reflects the attainment of performance goals over the award period will be made to the participant. A one year employment period following the beginning of the performance period is required.

     No payment under a performance unit award to a participant may exceed the maximum amount of 0.15% of the pre-tax earnings of the Company for the fiscal year which coincides with the final year of the performance unit period.

     RESTRICTED  STOCK  AWARDS  --  The  Committee  may  also  grant  shares  of
Restricted Stock. These grants will be subject to the continued employment of the participant and may also be subject to performance criteria at the discretion of the Committee. If the participant's employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse and the shares returned to the Company as determined by the Committee. The Committee may provide for a pro-rated attainment of the performance criteria or a pro-rated attainment of time-based restrictions. However, in no case may the Committee allow for the distribution of shares less than one year following the date of an award. During the restriction period, the participant would be entitled to vote the shares and receive dividends. Restricted stock certificates would bear a legend giving notice of the restrictions relating to the grant.

     Section 162(m) requires that Performance Awards and Restricted Stock Awards be based upon objective performance measures to be deductible if they and other compensation are in excess of $1 million. The performance criteria applicable to performance and restricted stock awards may include one or more of the following:

     a.    Earnings                              d.    Financial return ratios
     b.    Revenue                               e.    Total Shareholder Return
     c.    Operating or net cash flows           f.    Market share


     Performance criteria may relate to the total Company or any business unit. Performance targets may be set at a specific level or may be expressed as relative to the comparable measures at comparison companies or a defined index. The Compensation and Management Development Committee will establish specific targets for participants.

     ADJUSTMENTS -- The number, class and price of stock option awards, Long-Term Performance Awards and Restricted Stock are subject to appropriate adjustment in the event of certain changes in the Common Stock of the Company including stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like.

FEDERAL INCOME TAX CONSEQUENCES

     STOCK OPTION AWARDS -- The granting of Incentive Stock Options or nonqualified Stock Options does not result in immediate taxable income to the optionee.

     The exercise of a nonqualified Stock Option award will result in taxable income to the optionee. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. Income tax obligations may be met either through cash payment at the time of exercise or through share withholding. At the discretion of the Committee, optionees may be allowed to elect to defer the receipt of the taxable shares resulting from the exercise. If such an election is made, the optionee will be liable for taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation expense which corresponds to the compensation gain.

     The exercise of an Incentive Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock within two years of the date the option was granted and one year after the option is exercised. If these requirements are met, any gain realized by the optionee will be taxed as a long-term capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonqualified Stock Option for tax purposes.

     STOCK APPRECIATION RIGHTS -- The granting of a Stock Appreciation Right does not result in taxable income to the recipient. When the Stock Appreciation Right is exercised, the gain will be considered as ordinary income to the recipient for tax purposes unless a deferral of the gain is elected. The Company will receive a corresponding tax deduction.

     PERFORMANCE AWARDS -- The granting of a Performance Award does not result in taxable income to the recipient. When the Award is paid or distributed, the full value paid or distributed will be considered as ordinary income to the recipient unless a deferral of the payment or distribution is elected. The Company will receive a corresponding tax deduction.

     RESTRICTED STOCK AWARDS -- The granting of an award of Restricted Stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     DEFERRAL PROVISIONS -- The 1997 Plan contains provisions which would allow the Committee to establish rules and regulations permitting the deferral of payments or the distribution of awards upon the election to do so by the award recipient. The establishment of such deferral provisions, if elected, would be done in compliance with applicable tax law.

FUTURE PLAN AWARDS

     As outlined above, the proposed 1997 Plan is a continuation of existing plans intended to ensure the continued deductibility of awards under Section 162(m) of the Internal Revenue Code. If the 1997 Plan had been in place during 1996, management does not believe that the decisions made by management or by the Compensation and Management Development Committee would have been different than those outlined in the Summary Compensation Table, Stock Option Award Table and Long-Term Award Table on pages 11 through 13. Those tables should be referred to in order to assess the level and type of awards which would have been made under the 1997 Plan.

TERM AND AMENDMENT OF 1997 PLAN

     The 1997 Plan, if approved by stockholders, will be effective May 6, 1997. It will expire on May 31, 2002, unless suspended or discontinued by action of the Board of Directors. The Board may amend the Plan as appropriate but may not extend the 1997 Plan beyond its expiration, increase the number or shares available under the 1997 Plan or allow for the issuance of stock options below the Fair Market Value on the date of grant without the approval of stockholders.

     Accordingly, the Board of Directors recommends a vote FOR the 1997 Plan.

                       PROPOSAL 6 -- STOCKHOLDER PROPOSAL
                    RELATING TO ANNUAL ELECTION OF DIRECTORS

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, who holds of record 120 shares of Common Stock, has informed the Company that she intends to present to the meeting the following resolution:

     RESOLVED: 'That the shareholders of Bristol-Myers Squibb recommend that the Board of Directors take the necessary steps to reinstate the election of directors ANNUALLY, instead of the stagger system which was recently adopted.'

     REASONS: 'Until recently, directors of Bristol-Myers Squibb were elected annually by all shareholders.'

     'The great majority of New York Stock Exchange listed corporations elect all their directors each year.'

     'This  insures  that  ALL  directors  will  be  more  accountable  to   ALL
     shareholders   each   year   and   to  a   certain   extent   prevents  the
     self-perpetuation of the Board.'

     'Last year the owners of 158,355,299 shares, representing approximately 43% of shares voting, voted FOR this proposal.'

     'If you AGREE, please mark your proxy FOR this resolution.'

BOARD OF DIRECTORS' POSITION

     In 1984 the stockholders of the Company decided, by a vote at the Annual Meeting, to divide the Board of Directors into three classes with the number of directors in each class being as nearly equal as possible. Each director serves a three-year term and directors for one of the three classes are elected each year. Similar procedures for this staggered election approach have been adopted by many major corporations and, in fact, more than half of the other Fortune 500 companies provide for the election of their directors in this manner.

     The staggered election of directors is intended to provide continuity of experienced directors on the Board and prevent a precipitous change in the composition of the Board. With staggered elections, at least two annual stockholder meetings would be required to effect a change in control of the Board of Directors. One benefit derived from that situation is an enhancement of management's ability to negotiate in the best interest of all the stockholders with a person seeking to gain control of the corporation. A further benefit is the assurance of continuity and stability in the management of the business and affairs of the Company since a majority of the directors will always have prior experience as directors of the Company.

     At the time the classified board approach was adopted, it was supported by over 70% of the stockholders voting on the proposal. For eleven straight years the same proponent has proposed this resolution challenging our classified board. For eleven straight years the stockholders have defeated this proposal and supported the classified board approach.

     Accordingly, the Board of Directors recommends a vote AGAINST the proposed resolution.

                              1998 PROXY PROPOSALS

     Stockholder proposals relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices, 345 Park Avenue, New York, New York 10154, attention Corporate Secretary, no later than November 21, 1997.

                                                                       EXHIBIT A

                          BRISTOL-MYERS SQUIBB COMPANY
                      EXECUTIVE PERFORMANCE INCENTIVE PLAN

     1. PURPOSE: The purpose of the Executive Performance Incentive Plan (the 'Plan') is to promote the interests of the Bristol-Myers Squibb Company (the 'Company') and its stockholders by providing additional compensation as incentive to certain key executives of the Company and its Subsidiaries and Affiliates who contribute materially to the success of the Company and such Subsidiaries and Affiliates.

     2. DEFINITIONS: The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

          (a) 'Affiliate' shall mean any entity in which the Company has an ownership interest of at least 20%.

          (b) 'Code' shall mean the Internal Revenue Code of 1986, as amended.

          (c) 'Company' shall mean the Bristol-Myers Squibb Company, its subsidiaries and affiliates.

          (d) 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

          (e) 'Retirement' shall mean termination of the employment of an employee with the Company or a Subsidiary or Affiliate on or after

             (i) the employee's 65th birthday

           or

             (ii) the employee's 55th birthday having completed 10 years of service with the Company.

          (f)  'Subsidiary'  shall  mean  any  corporation  which  at  the  time
     qualifies   as  a  subsidiary  of  the  Company  under  the  definition  of
     'subsidiary corporation' in Section 424 of the Code.

     3. ADMINISTRATION: The Plan shall be administered under the supervision of the Board of Directors of the Company (the 'Board') which shall exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the 'Committee') which shall be appointed by the Board. The Committee shall consist of not less than three (3) members of the Board who meet the definition of 'outside directors' under the provisions of
Section 162(m) of the Code and the definition of 'non-employee directors' under the provisions of the Exchange Act or the regulations or rules promulgated thereunder.

     The Committee, from time to time, may adopt rules and regulations ('Regulations') for carrying out the provisions and purposes of the Plan and make such determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The Committee may alter, amend or revoke any Regulation adopted. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board, be final and conclusive.

     The Committee may delegate its responsibilities for administering the Plan to a committee of key executives as the Committee deems necessary. Any awards under the Plan to members of this committee and to such other of the Participants as may be determined from time to time by the Board or the Committee shall be referred to the Committee or Board for approval. However, the Committee may not delegate its responsibilities under the Plan relating to any executive who is subject to the provisions of Section 162(m) of the Code or in regard to the issuance of any stock under Section 6(c).

     4. PARTICIPATION: 'Participants' in the Plan shall be such key executives of the Company as may be designated by the Committee to participate in the Plan with respect to each fiscal year.

     5. PERFORMANCE INCENTIVE AWARDS:

          (a) For each fiscal year of the Company, the Committee shall determine:

             (i) The Company, Subsidiaries and/or Affiliates to participate in the Plan for such fiscal year.

             (ii) The names of those key executives whom it considers should participate in the Plan for such fiscal year.

             (iii) The basis(es) for determining the amount of the Awards to such Participants, including the extent, if any, to which payment of all or part of an Award will be dependent upon the attainment by the Company or any Subsidiary or Affiliate or subdivision thereof of any specified performance goal or objective. Performance criteria for Awards under the Plan may include one or more of the following operating performance measures:

     a.    Earnings                         d.    Financial return ratios
     b.    Revenue                          e.    Total Shareholder Return
     c.    Operating or net cash flows      f.    Market share


             g. For any Participant not subject to Section 162(m) of the Code, other performance measures or objectives, whether quantitative or qualitative, may be established.

        The Committee shall establish the specific targets for the selected measures. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index.

             (iv) If a percentage of an Award shall be deferred or if a Participant may request the Committee to approve deferred payment of a percentage (not less than 25%) of an Award (the 'Deferred Portion'). Any Award or portion of Award which the Committee does not require deferral of or the Participant does not request deferral of shall be paid subject to the provisions of Section 6 (the 'Current Portion'). Any Award which includes a Deferred Portion shall be subject to the terms and conditions stated in Section 10 and in any Regulations established by the Committee.

          (b) At any time after the commencement of a fiscal year for which Awards have been determined, but prior to the close thereof, the Committee may, in its discretion, eliminate or add Participants, or increase or decrease the Award of any Participant; but the Committee may not alter any election made relative to establishing a Deferred Portion of an Award or which would cause any Award to lose deductibility under Section 162(m) of the Code. Any changes or additions with respect to Awards of members of any committee established to oversee the Plan shall be referred to the Board or Committee, as appropriate, for approval.

     6. PAYMENT OF CURRENT PORTION OF PERFORMANCE INCENTIVE AWARDS:

          (a) Subject to such forfeitures of Awards and other conditions as are provided in the Plan, the Awards made to Participants shall be paid to them or their beneficiaries as follows:

             (i) As soon as practicable after the end of the fiscal year, the Committee shall determine the extent to which Awards have been earned on the basis of the actual performance in relation to the established performance objectives as established for that fiscal year. Such Awards are only payable to the extent that the Participant has performed their duties to the satisfaction of the Committee.

             (ii) While no Participant has an enforceable right to receive a Current Portion until the end of the fiscal year as outlined in (i) above, payments on account of the Current Portion may be provisionally made in accordance with the Regulations, based on tentative estimates of the amount of the Award. A Participant shall be required to refund any portion or all of such payments in order that the total payments may not exceed the Current Portion as finally determined, or if the Participant shall forfeit their Award for any reason during the fiscal year. However, any Participant subject to Section 162(m) of the Code may not receive such provisional payments.

          (b) There shall be deducted from all payments of Awards any taxes required to be withheld by any government entity and paid over to any such government in respect of any such payment. Unless otherwise elected by the Participant, such deductions shall be at the established Withholding Tax Rate. Participants may elect to have the deduction of taxes cover the amount of any Applicable Tax (the amount of Withholding Tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to such Participant).

          (c) Form of Payment. The Committee shall determine whether payment with respect to the Current Portion of an Award, or to the payment of a Deferred Portion made under the provisions of Section 10, shall be made entirely in cash, entirely in Common Stock of the Company, or partially in cash and partially in Common Stock. Further, if the Committee determines that payment should be made in the form of Restricted Shares of Common Stock of the Company, the Committee shall designate the restrictions which will be placed upon the Common Stock and the duration of those restrictions. For any fiscal year, the Committee may not cause Awards to be made under this provision which would result in the issuance, either on a current or restricted basis, of more than two-tenths of one percent of the number of shares of Common Stock of the Company issued and outstanding as of January 1 of the fiscal year relating to the payment.

     7. MAXIMUM PAYMENTS UNDER THE PLAN: Payments under the Plan shall be subject to the following maximum levels.

          (a) Total Payments. The total amount of Awards paid under the Plan relating to fiscal year may not exceed two percent of the operating pretax earnings for the Company in that fiscal year.

          (b) Maximum Individual Award. The maximum amount which any individual Participant may receive relating to any fiscal year may not exceed 0.15 percent of the operating pretax earnings for the Company in that fiscal year.

     8. CONDITIONS IMPOSED ON PAYMENT OF AWARDS: Payment of each Award to a Participant or to the Participant's beneficiary shall be subject to the following provisions and conditions:

          (a) Rights to Awards. No Participant or any person claiming under or through the Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Regulations that effect such Participant or such other person shall have been complied with. Nothing contained in the Plan or in the Regulations shall require the Company to segregate or earmark any cash, shares or stock or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and power of the Company or of any Subsidiary or Affiliate to dismiss and/or discharge any employee at any time.

          (b) Assignment or Pledge of Rights of Participant. No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to the provisions of Section 9 hereof.

          (c) Rights to Payments. No absolute right to any Award shall be considered as having accrued to any Participant prior to the close of the fiscal year with respect to which an Award is made and then such right shall be absolute only with respect to any Current Portion thereof; the Deferred Portion will continue to be forfeitable and subject to all of the conditions of the Plan. No Participant shall have any enforceable right to receive any Award made with respect to a fiscal year or to retain any payment made with respect thereto if for any reason (death included) the Participant, during such entire fiscal year, has not performed their duties to the satisfaction of the Company.

     9. DESIGNATION OF BENEFICIARY: A Participant may name a beneficiary to receive any payment to which the Participant may be entitled under the Plan in the event of their death, on a form to be provided by the Committee. A Participant may change their beneficiary from time to time in the same manner.

     If no designated beneficiary is living on the date on which any payment becomes payable to a Participant's beneficiary, such payment will be payable to the person or persons in the first of the following classes of successive preference:

          (a) Widow or Widower, if then living

          (b) Surviving children, equally

          (c) Surviving parents, equally

          (d) Surviving brothers and sisters, equally

          (e) Executors or administrators
and the term 'beneficiary' as used in the Plan shall include such person or persons.

     10. DEFERRAL OF PAYMENTS: Any portion of an Award deemed the Deferred Portion under Section 5(a)(iv) shall be subject to the following:

          (a) The Committee will, in its sole discretion, determine whether or not a Deferred Portion may be elected by the Participant under an Award or if a Deferred Portion shall be required. If a Deferred Portion election is permitted for an Award, the Committee will establish guidelines regarding the date by which such deferral election by the Participant must be made in order to be effective.

          (b) Concurrent with the establishment of a Deferred Portion for any Award, the Participant shall determine, subject to the approval of the Committee, the portion of any Participant's Deferred Portion that is to be valued by reference to the Performance Incentive Fixed Income Fund (hereinafter referred to as the 'Fixed Income Fund'), the portion that is to be valued by reference to the Performance Incentive Equity Fund (hereinafter referred to as the 'Equity Fund'), the portion that is to be valued by reference to the Performance Incentive Company Stock Fund (hereinafter referred to as the 'Stock Fund') and the portion that shall be valued by reference to any other fund(s) which may be established by the Committee for this purpose.

          (c) Prior to the beginning of each fiscal year, the Committee shall determine if the Fund(s) used to value the account of any Participant may be changed from the Fund currently used to any other Fund established for use under this Plan. Any such determination relating to a member of the Committee shall be referred to the Board (or such Committee of the Board as may be designated by the Board) for approval.

          (d) Payment of the total amount of a Participant's Deferred Portions shall be made to the Participant, or, in case of the death of the Participant prior to the commencement of payments on account of such total amount, to the Participant's beneficiary, in installments commencing as soon as practical after the Participant shall cease, by reason of death or otherwise, to be an employee of the Company. In case of the death of any Participant after the commencement of payments on account of the total of the Deferred Portions, the then remaining unpaid balance thereof shall continue to be paid in installments, at such times and in such manner as if such Participant were living, to the beneficiary(ies) of the Participant. However, the Committee shall possess absolute discretion to accelerate the time of payment of any remaining unpaid balance of the Deferred Portions to any extent that it shall deem equitable and desirable under circumstances where the Participant at the time of payment shall no longer be an employee of the Company or shall have died.

          (e) Conduct of Participant Following Termination of Employment. If, following the date on which a Participant shall cease to be an employee of the Company, the Participant shall at any time either discloses to unauthorized persons confidential information relative to the business of any of the Company or otherwise act or conduct themselves in a manner which the Committee shall determine is inimical or contrary to the best interest of the Company, the Company's obligation to make any further payment on account of the Deferred Portions of such Participant shall forthwith terminate.

          (f) Assignment of Rights by Participant or Beneficiary. If any Participant or beneficiary of a Participant shall attempt to assign their rights under the Plan in violation of the provisions thereof, the Company's obligation to make any further payments to such Participant or beneficiary shall forthwith terminate.

          (g) Determination of Breach of Conditions. The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligation in accordance with the foregoing provisions of this paragraph 10 shall be conclusive.

          (h) Fund Composition and Valuation. Deferred Portions of Awards under the Plan shall be valued and maintained as follows:

             (i) In accordance with the provisions, and subject to the conditions, of the Plan and the Regulations, the Deferred Portion as established by the Committee shall be valued in reference to the Participants' account(s) in the Equity Fund, in the Fixed Income Fund, in the Company Stock Fund, and in any other Fund established under this Plan. Account balances shall be maintained as dollar values, units or share equivalents as appropriate based upon the nature of the fund. For unit or share-based funds, the number of units or shares credited shall be based upon the established unit or share value as of the last day of the quarter preceding the crediting of the Deferred Portion.

             (ii) Investment income credited to Participants' accounts under the Fixed Income Fund shall be determined by the Committee based upon the prevailing rates of return experienced by the Company. The investment income credited to participants under the Equity Fund shall be established based upon an established market index reflecting the rate of return on equity investments. The Company shall advise Participants of the specific measures used and the current valuations of these Funds as appropriate to facilitate deferral decisions, investment choices and to communicate payout levels. The Company Stock Fund shall consist of units valued as one share of Common Stock of the Company (par value $.10).

             (iii) Nothing contained in the Fund definitions in subparagraphs 10(h)(i) and 10(h)(ii) above shall require the Company to segregate or earmark any cash, shares, stock or other property to determine Fund values or maintain Participant account levels.

             (iv) Alternative Funds. The establishment of the 'Fixed Income Fund', the 'Equity Fund' and the 'Stock Fund' as detailed in subparagraphs (i) and (ii) of this paragraph shall not preclude the right of the Committee to direct the establishment of additional investment funds ('Funds').

     In establishing such Funds, the Committee shall determine the criteria to be used for determining the value of such Funds.

          (i) Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of a Participant's Deferred Portion(s) in the event of an 'unforeseeable emergency'. An 'unforeseeable emergency' is defined as an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with all rules and regulations established under the Code.

     11. MISCELLANEOUS:

          (a) By accepting any benefits under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board.

          (b) Any action taken or decision made by the Company, the Board, the Committee, or any other committee appointed by the Board arising out of or in connection with the construction, administration, interpretation or effect of the Plan or of the Regulations shall lie within its absolute discretion, as the case may be, and shall be conclusive and binding upon all Participants and all persons claiming under or through any Participation.

          (c) No member of the Board, the Committee, or any other committee appointed by the Board shall be liable for any act or failure to act of any other member, or of any officer, agent or employee of such Board or Committee, as the case may be, or for any act or failure to act, except on account of their own acts done in bad faith. The fact that a member of the Board shall then be, shall theretofore have been or thereafter may be a Participant in the Plan shall not disqualify them from voting at any time as a director with regard to any matter concerning the Awards, or in favor of or against any amendment or alteration of the Plan, provided that such amendment or alteration shall provide no benefit for directors as such and provided that such amendment or alteration shall be of general application.

          (d) The Board, the Committee, or any other committee appointed by the Board may rely upon any information supplied to them by any officer of the Company or any Subsidiary and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon information or advice.

          (e) Notwithstanding anything to the contrary in the Plan, neither the Board nor the Committee shall have any authority to take any action under the Plan where such action would affect the Company's ability to account for any business combination as a 'pooling of interests.'

     12. AMENDMENT OR DISCONTINUANCE: The Board may alter, amend, suspend or discontinue the Plan, but may not, without approval of the holders of a majority of the Company's Common Stock ($0.10 par value) and $2.00 Convertible Preferred Stock ($1 par value) make any alteration or amendment thereof which would permit the total payments under the Plan for any year to exceed the limitations provided in paragraph 7 hereof or to allow for the issuance of Company Common Stock in excess of the limitation provided in paragraph 6(c).

     13. EFFECTIVE DATE: The Plan will be effective for all fiscal years beginning with 1997 by action of the Board of Directors conditioned on and subject to approval of the Plan, by a vote of the holders of a majority of the shares of Common Stock and $2.00 Convertible Preferred Stock of the Company present in person or by proxy at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is present.

                                                                       EXHIBIT B

                          BRISTOL-MYERS SQUIBB COMPANY
                           1997 STOCK INCENTIVE PLAN

     1. PURPOSE: The purpose of the 1997 Stock Incentive Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in common stock ownership by the officers and key employees of the Company and its Subsidiaries and Affiliates who will be largely responsible for the Company's future growth and continued financial success and by providing long-term incentives in addition to current compensation to certain key executives of the Company and its Subsidiaries and Affiliates who contribute significantly to the long-term performance and growth of the Company and such Subsidiaries and Affiliates. It is intended that the former purpose will be effected through the granting of stock options, stock appreciation rights, dividend equivalents and/or restricted stock under the Plan and that the latter purpose will be effected through an award conditionally granting performance units or performance shares under the Plan, either independently or in conjunction with and related to a nonqualified stock option grant under the Plan.

     2. DEFINITIONS: For purposes of this Plan:

          (a) 'Affiliate' shall mean any entity in which the Company has an ownership interest of at least 20%.

          (b) 'Code' shall mean the Internal Revenue Code of 1986, as amended.

          (c) 'Common Stock' shall mean the Company's common stock (par value $.10 per share).

          (d)  'Company'  shall  mean  the  Issuer  (the  Bristol-Myers   Squibb
     Company), its Subsidiaries and Affiliates.

          (e) 'Disability' or 'Disabled' shall mean qualifying for and receiving payments under a disability pay plan of the Company or any Subsidiary or Affiliate.

          (f) 'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended.

          (g) 'Fair Market Value' shall mean the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange, Inc. composite tape on the date of measurement or on any date as determined by the Committee and if there were no trades on such date, on the day on which a trade occurred next preceding such date.

          (h) 'Issuer' shall mean the Bristol-Myers Squibb Company.

          (i) 'Prior Plan' shall mean the Bristol-Myers Squibb Company 1983 Stock Option Plan as amended and restated effective as of September 10, 1996.

          (j) 'Retirement' shall mean termination of the employment of an employee with the Company or a Subsidiary or Affiliate on or after (i) the employee's 65th birthday or (ii) the employee's 55th birthday if the employee has completed 10 years of service with the Company, its Subsidiaries and/or its Affiliates. For purposes of this Section 2(j) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company or a Subsidiary or Affiliate for any reason (other than the employee's death, disability, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee's age plus years of service (rounded up to the next higher whole number) equals at least 70 and the employee has completed 10 years of service with the Company, its Subsidiaries and/or its Affiliates.

          Furthermore, an employee who makes an election to retire under Article 19 of the Bristol-Myers Squibb Company Retirement Income Plan (the 'Retirement Income Plan') shall have any additional years of age and service which are credited under Article 19 of the Retirement Income Plan taken into account when determining such employee's age and service under this Section 2(j). Such election shall be deemed a Retirement for purposes of this Section 2(j) and all other purposes of this Plan.

          (k)  'Subsidiary'  shall  mean  any  corporation  which  at  the  time
     qualifies  as  a  subsidiary  of  the  Company  under  the  definition   of
     'subsidiary corporation' in Section 424 of the Code.

     3. AMOUNT OF STOCK: The amount of stock which may be made subject to grants of options or awards of performance units under the Plan in calendar year 1997 shall not exceed an amount equal to the amount of shares available for, and not made subject to, grants of options or awards under the Prior Plan as of February 28, 1997. With respect to each succeeding year, the amount of stock which may be made subject to grants of options or awards of performance units under the Plan shall not exceed an amount equal to (i) 0.9% of the outstanding shares of the Company's Common Stock on January 1 of such year plus, subject to this Section 3, (ii) in any year the number of shares equal to the amount of shares that were available for grants and awards in the prior year but were not made subject to a grant or award in such prior year and (iii) the number of shares that were subject to options or awards granted hereunder or under the Prior Plan, which options or awards terminated or expired in the prior year without being exercised. No individual may be granted options or awards under Sections 6, 7 or 8 in the aggregate, in respect of more than 1,500,000 shares of the Company's Common Stock in a calendar year; upon a change in stock the maximum number of shares shall be adjusted in number and kind pursuant to Section 10. Aggregate shares issued under performance share awards made pursuant to Section 7 and restricted stock awards made pursuant to Section 8 may not exceed 10,000,000 shares over the life of the Plan. Common Stock issued hereunder may be authorized and reissued shares or issued shares acquired by the Company or its Subsidiaries on the market or otherwise.

     4. ADMINISTRATION: The Plan shall be administered under the supervision of the Board of Directors of the Company which shall exercise its powers, to the extent herein provided, through the agency of a Compensation and Management Development Committee (the 'Committee') which shall be appointed by the Board of Directors of the Company. The Committee shall consist of not less than three (3) members of the Board who meet the definition of 'outside director' under the provisions of Section 162(m) of the Code and the definition of 'non-employee directors' under the provisions of the Exchange Act or rules or regulations promulgated thereunder. No member of the Committee shall have been within one year prior to appointment to, or while serving on, the Committee granted or awarded equity securities of the Company pursuant to this or any other plan of the Company except to the extent that participation in any such plan or receipt of any such grant or award would not adversely affect the Committee member's status as a 'nonemployee director' or as an 'outside director'.

     The Committee, from time to time, may adopt rules and regulations ('Regulations') for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

     The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

     5. ELIGIBILITY: Options and awards may be granted only to present or future officers and key employees of the Company and its Subsidiaries and Affiliates, including Subsidiaries and Affiliates which become such after the adoption of the Plan. Any officer or key employee of the Company or of any such Subsidiary or Affiliate shall be eligible to receive one or more options or awards under the Plan. Any director who is not an officer or employee of the Company or one of its Subsidiaries or Affiliates and any member of the Committee, during the time of the member's service as such or thereafter, shall be ineligible to receive an option or award under the Plan. The adoption of this Plan shall not be deemed to give any officer or employee any right to an award or to be granted an option to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as may be determined by the Committee.

     6. STOCK OPTIONS: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 6(b)(11), or may grant awards in conjunction with an option, as set forth in
Section 6(b)(10) (an 'Associated Option').

     Each option shall be subject to the following terms and conditions:

          (a) Grant of Options. The Committee shall (1) select the officers and key employees of the Company and its Subsidiaries and Affiliates to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, shall determine the terms and conditions thereof in accordance with Section 6(b)(11) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

          (b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

             (1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units or performance shares subject to the award, but one share of Common Stock shall be canceled for each performance unit or performance share paid out under the award.

             (2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of such option.

             (3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

             (4) Consideration. Each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

             (5) Exercise of Option. An option may be exercised in whole or in part from time to time during the option period (or, if determined by the Committee, in specified installments during the option period) by giving written notice of exercise to the Company specifying the number of shares to be purchased, such notice to be accompanied by payment in full of the purchase price and Withholding Taxes (as defined in Section 11 hereof), unless an election to defer receipt of shares is made under
        Section 12, due either by certified or bank check, or in shares of Common Stock of the Company owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, or in a combination of the foregoing; provided, however, that payment in shares of Common Stock of the Company will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock for which certificates have been issued to the optionee.

             (6) Nontransferability of Options. No option or stock appreciation right granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such option or stock appreciation right shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than Incentive Stock Options) may be transferred to members of the optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the optionee's spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options made under this provision will not be effective until notice of such transfer is delivered to the Company.

             (7) Retirement and Termination of Employment Other than by Death or Disability. If an optionee shall cease to be employed by the Company or any of its Subsidiaries or Affiliates for any reason (other than termination of employment by reason of death or Disability) after the optionee shall have been continuously so employed for one year after the granting of the option, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, Subsidiary or Affiliate, but in no event after the expiration of the option period set forth therein except that in the case of cessation of employment other than by reason of Retirement or death, the option shall in no event be exercisable after the date three months next succeeding such cessation of employment. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company or any of its Subsidiaries or Affiliates.

             (8) Disability of Optionee. An optionee who ceases to be employed by reason of Disability shall be treated as though the optionee remained in the employ of the Company or a Subsidiary or Affiliate until the earlier of (i) cessation of payments under a disability pay plan of the Company, Subsidiary or Affiliate, (ii) the optionee's death, or (iii) the optionee's 65th birthday.

             (9) Death of Optionee.  In the event of  the death of the  optionee while in the employ of the Company or of any of its Subsidiaries or Affiliates or within whichever period after Retirement or cessation of employment of the optionee specified in subsection (7) or (8) is applicable, and provided the optionee shall have been continuously so employed for one year after the granting of the option, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, at any time following death but in no event after the expiration of the option period set forth therein and only to the extent that the optionee would otherwise have been entitled to exercise it if the optionee were then living, except that in the case of the death of an optionee after Retirement or other cessation of employment, the option shall in no event be exercisable after the later of (i) the date twelve months next succeeding such death or (ii) the last day of the period after Retirement or other cessation of employment of the optionee specified in
        Section 6(b)(7). In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

             (10) Long-Term Performance Awards. The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units or performance shares made under a Long-Term Performance Award as set forth in Section 7(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units or performance shares granted by the award, but such number of shares shall be reduced on a one-share-for-one unit or share basis to the extent that the Committee determines pursuant to the terms of the award, to pay to the optionee or the optionee's beneficiary the performance units or performance shares granted pursuant to such award; and (ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the award.

             (11) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

                (A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee;

                (B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of subsection (9) hereof) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within 30 business days after the receipt by the Committee of written notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

                (C)   No  fractional  shares  shall   be  delivered  under  this
           subsection (11) but in lieu thereof a cash adjustment shall be made;

                (D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

                (E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

             (12) Incentive Stock Options. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock of the Company (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Company or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code. In any year, the maximum number of shares with respect to which incentive stock options may be granted shall not exceed 4,000,000 shares.

             (13) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 6(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee's estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee's estate, as the case may be for a period of one year following the date of the transferee's death but in no event be exercisable after the expiration of the option period set forth in the Stock

        Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

     7. LONG-TERM PERFORMANCE AWARDS: Awards under the Plan shall consist of the conditional grant to the participants of a specified number of performance units or performance shares. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and the other terms and conditions thereof are satisfied. The conditional grant of a performance share to a participant will entitle the participant to receive a specified number of shares of Common Stock of the Company, or the equivalent cash value, if the objective(s) specified in the award are achieved and the other terms and conditions thereof are satisfied.

     Each award will be subject to the following terms and conditions:

          (a) Grant of Awards. The Committee shall (1) select the officers and key executives of the Company and its Subsidiaries and Affiliates to whom awards may from time to time be granted, (2) determine the number of performance units or performance shares covered by each award, (3) determine the terms and conditions of each performance unit or performance share awarded and the award period and performance objectives with respect to each award, (4) determine the periods during which a participant may request the Committee to approve deferred payment of a percentage (not less than 25%) of an award (the 'Deferred Portion') and the interest or rate of return thereon or the basis on which such interest or rate of return thereon is to be determined, (5) determine whether payment with respect to the portion of an award which has not been deferred (the 'Current Portion') and the payment with respect to the Deferred Portion of an award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock, (6) determine whether the award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the awards.

          (b) Terms and Conditions of Award. Any award conditionally granting performance units or performance shares to a participant shall be evidenced by a Performance Unit Agreement or Performance Share Agreement, as applicable, executed by the Company and the participant, in such form as the Committee shall approve, which Agreement shall contain in substance the following terms and conditions applicable to the award and such additional terms and conditions as the Committee shall prescribe:

             (1) Number and Value of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Company's Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Unit Agreement shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under Section 6(b)(5). No payout under a performance unit award to an individual Participant may exceed 0.15% of the pre-tax earnings of the Company for the fiscal year which coincides with the final year of the performance unit period.

             (2) Number and Value of Performance Shares. The Performance Share Agreement shall specify the number of performance shares conditionally granted to the participant. If the award has been made in conjunction with the grant of an Associated Option, the number of performance shares granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance share shall be canceled for each share of the Company's Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Share Agreement shall specify that each Performance Share will have a value equal to one (1) share of Common Stock of the Company.

             (3) Award Periods. For each award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion but in no event less than three calendar years within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

             (4) Consideration. Each participant, as consideration for the award of performance units or performance shares, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year after the date of the making of such award, and no award shall be payable until after the completion of such one year of employment by the participant.

             (5) Performance Objectives. The Committee shall establish performance objectives with respect to the Company for each award period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time determine. Performance criteria for awards under the Plan may include one or more of the following measures of the operating performance:

     a.    Earnings                         d.    Financial return ratios
     b.    Revenue                          e.    Total Shareholder Return
     c.    Operating or net cash flows      f.    Market share


            The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. These targets may be based upon the total Company or upon a defined business unit which the executive has responsibility for or influence over.

             (6)  Determination and Payment of  Performance Units or Performance
        Shares Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which awards have been earned on the basis of the Company's actual performance in relation to the established performance objectives as set forth in the Performance Unit Agreement or Performance Share Agreement and certify these results in writing. The Performance Unit Agreement or Performance Share Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 7(b)(4) and 7(b)(5) hereof have been met and, if so, shall ascertain the amount payable or shares which should be distributed to the participant in respect of the performance units or performance shares. As promptly as practicable after it has determined that an amount is payable or should be distributed in respect of an award, the Committee shall cause the Current Portion of such award to be paid or distributed to the participant or the participant's beneficiaries, as the case may be, in the Committee's discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. The Deferred Portion of an award shall be contingently credited and payable to the participant over a deferred period and shall be credited with interest, rate of return, or other valuation as determined by the Committee. The Committee, in its discretion, shall determine the conditions upon, and method of, payment of such Deferred Portions and whether such payment will be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock.

             In making the payment of an award in Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be payable.

             (7) Nontransferability of Awards and Designation of Beneficiaries. No award under this Section of the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof.

             If any participant or the participant's beneficiary shall attempt to assign the participant's rights under the Plan in violation of the provisions thereof, the Company's obligation to make any further payments to such participant or the participant's beneficiaries shall forthwith terminate.

             A participant may name one or more beneficiaries to receive any payment of an award to which the participant may be entitled under the Plan in the event of the participant's death, on a form to be provided by the Committee. A participant may change the participant's beneficiary designation from time to time in the same manner.

             If no designated beneficiary is living on the date on which any payment becomes payable to a participant's beneficiary, or if no beneficiary has been specified by the participant, such payment will be payable to the person or persons in the first of the following classes of successive preference:

               (i)  Widow or widower, if then living,

               (ii)  Surviving children, equally,

               (iii)  Surviving parents, equally,

               (iv) Surviving brothers and sisters, equally,

               (v)  Executors or administrators

            and the term 'beneficiary' as used in the Plan shall include such person or persons.

             (8) Retirement and Termination of Employment Other Than by Death or Disability. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 7(b)(4) with respect to an award prior to Retirement, the participant, or his estate, shall be entitled to a payment of such award at the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's Retirement occurs, bears to the total number of months in the award period, subject to the attainment of performance objectives associated with the award as certified by the Committee. The participant's right to receive any remaining performance units or performance shares shall be canceled and forfeited.

             Subject to Section 7(b)(6) hereof, the Performance Unit Agreement or Performance Share Agreement shall specify that the right to receive the performance units or performance shares granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant's continuous employment with the Company and its Subsidiaries and Affiliates shall terminate for any reason, other than the participant's death, Disability or Retirement prior to the end of the award period.

             (9) Disability of Participant. For the purposes of any award a participant who becomes Disabled shall be deemed to have suspended active employment by reason of Disability commencing on the date the participant becomes entitled to receive payments under a disability pay plan of the Company or any Subsidiary or Affiliate and continuing until the date the participant is no longer entitled to receive such payments. In the event a participant becomes Disabled during an award period but only if the participant has satisfied the one year employment requirement of Section 7(b)(4) with respect to an award prior to becoming Disabled, upon the determination by the Committee of the extent to which an award has been earned pursuant to Section 7(b)(6) the participant shall be deemed to have earned that proportion (to the nearest whole unit) of the value of the performance units granted to the participants under such award as the number of months of the award period in which the participant was not Disabled bears to the total number of months in the award period subject to the attainment of the performance objectives associated with the award as certified by the

        Committee. The participant's right to receive any remaining performance units shall be canceled and forfeited.

             (10) Death of Participant. In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an award prior to the date of death, the participant's beneficiaries or estate, as the case may be, shall be entitled to a payment of such award upon the end of the award period, pursuant to the terms of the Plan and the participant's Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such award as the number of months of the award period which have elapsed since the first day of the calendar year in which the award was made to the end of the month in which the participant's death occurs, bears to the total number of months in the award period. The participant's right to receive any remaining performance units or performance shares shall be canceled and forfeited.

             The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units or performance shares.

             (11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units or performance shares under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this subsection (11). In such event, such award under the Plan shall be contingent upon the participant's being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units or performance shares conditionally granted by the award, (ii) such number of shares shall be reduced on a one-share-for-one-unit or share basis to the extent that the Committee determines, pursuant to Section 7(b)(6) hereof, to pay to the participant or the participant's beneficiaries the performance units or performance shares conditionally granted pursuant to the award, and
        (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 7(b)(6) hereof.

             If no amount is payable in respect of the conditionally granted performance units or performance shares, the award and such performance units or performance shares shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units or performance shares and such units or shares were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of Section 7(b)(6), determine, in its sole discretion, either:

                (a) to cancel in full the Associated Option, in which event the value of the performance units or performance shares payable pursuant to Sections 7(b)(5) and (6) shall be paid or the performance shares shall be distributed;

                (b) to cancel in full the performance units or performance shares, in which event no amount shall be paid to the participant in respect thereof and no shares shall be distributed but the Associated Option shall continue in effect in accordance with its terms; or

                (c) to cancel some, but not all, of the performance units or performance shares, in which event the value of the performance units payable pursuant to Sections 7(b)(5) and (6) which have not been canceled shall be paid and/or the performance shares shall be distributed and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units or performance shares that remain payable.

             Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the award in accordance with clause
        (b) above.

     8. RESTRICTED STOCK: Restricted stock awards under the Plan shall consist of grants of shares of Common Stock of the Issuer subject to the terms and conditions hereinafter provided.

     (a) Grant of Awards: The Committee shall (i) select the officers and key employees to whom Restricted Stock may from time to time be granted, (ii) determine the number of shares to be covered by each award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of awards under the Plan.

     (b) Terms and Conditions of Awards: Any restricted stock award granted under the Plan shall be evidenced by a Restricted Stock Agreement executed by the Issuer and the recipient, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

          (1) Number of Shares Subject to an Award: The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award.

          (2) Restriction Period: The period of restriction applicable to each Award shall be established by the Committee but may not be less than one year. The Restriction Period applicable to each Award shall commence on the Award Date.

          (3) Consideration: Each recipient, as consideration for the grant of an award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such award, and any shares covered by such an award shall lapse if the recipient does not remain in the continuous employ of the Company for at least one year from the date of the granting of the award.

          (4) Restriction Criteria: The Committee shall establish the criteria upon which the restriction period shall be based. Restrictions may be based upon either the continued employment of the recipient or upon the attainment by the Company of one or more of the following measures of the operating performance:

a.   Earnings                        d.   Financial return ratios
b.   Revenue                         e.   Total Shareholder Return
c.   Operating or net cash flows     f.   Market share

     The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. Performance objectives may be established in combination with restrictions based upon the continued employment of the recipient. These targets may be based upon the total Company or upon a defined business unit which the executive has responsibility for or influence over.

     In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the Award or the extent to which a participant's right to receive an Award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

     (c) Terms and Conditions of Restrictions and Forfeitures: The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign Restricted Stock awarded under this Plan.

          (2) Except as provided in Section 8(c)(i), or as the Committee may otherwise determine, the participant shall have all of the rights of a stockholder of the Issuer, including the right to vote the shares and receive dividends and other distributions provided that distributions in the form of stock shall be subject to the same restrictions as the underlying Restricted Stock.

          (3) In the event of a participant's retirement, death or disability prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 7(c)(iii) with respect to an award prior to Retirement, death or Disability, the participant, or his/her estate, shall be entitled to receive that proportion (to the nearest whole share) of the number of shares subject to the Award granted as the number of months of the Restriction Period which have elapsed since the Award date to the date at which the participant's retirement, death or disability occurs, bears to the total number of months in the Restriction Period. The participant's right to receive any remaining shares shall be canceled and forfeited and the shares will be deemed to be reacquired by the Issuer.

          (4) In the event of a participant's retirement, death, disability or in cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time based restrictions with respect to all or part of such participant's Restricted Stock.

          (5) Upon termination of employment for any reason during the restriction period, subject to the provisions of paragraph (iii) above or in the event that the participant fails promptly to pay or make satisfactory arrangements as to the withholding taxes as provided in the following paragraph, all shares still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company.

          (6) A participant may, at any time prior to the expiration of the Restriction Period, waive all right to receive all or some of the shares of a Restricted Stock Award by delivering to the Company a written notice of such waiver.

          (7) Notwithstanding the other provisions of this Section 7, the Committee may adopt rules which would permit a gift by a participant of restricted shares to members of his/her immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a Trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

          (8) Any attempt to dispose of Restricted Stock in a manner contrary to the restrictions shall be ineffective.

     9. DETERMINATION OF BREACH OF CONDITIONS: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the provisions of the Plan shall be conclusive.

     10. ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK: In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, and the number, class and the price of shares subject to outstanding options and/or awards and the number of performance units and/or the dollar value of each unit shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

     11. TAXES: Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an Option or Award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax (that is that portion of any Applicable Tax, as defined below, required by any governmental entity to be withheld or otherwise deducted and paid with respect to such Award), and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of the paragraph, the value of shares of Common Stock so retained or surrendered shall be the average of the high and low sales prices per share on the New York Stock Exchange composite tape on the date that the amount of the Withholding Tax is to be determined (the 'Tax Date') and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Company.

     Notwithstanding the foregoing, the participant shall be entitled to satisfy the obligation to pay any Withholding Tax or to satisfy the obligation to pay any tax to any governmental entity in respect of such Award, including any Federal, state or local income tax up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, Federal Insurance Contribution Act taxes or other governmental impost or levy (an 'Applicable Tax'), in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or Applicable Tax or by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock having a Fair Market Value sufficient to cover the amount of such Withholding Tax or Applicable Tax or in a greater amount as deemed appropriate by the Company. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election shall be subject to the disapproval of the Committee.

     12. DEFERRAL ELECTION: Notwithstanding the provisions of Section 11, any optionee or participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any stock option not transferred under the provisions of Section 6(b)(6) or stock appreciation rights.

          (a) Election Timing: The election to defer the delivery of the proceeds from any eligible award must be made at least six months prior to the date such award is exercised or at such other time as the Committee may specify. Deferrals will only be allowed for exercises which occur while the optionee or participant is an active employee of the Company. Any election to defer the delivery of proceeds from an eligible award shall be irrevocable as long as the optionee or participant remains an employee of the Company.

          (b) Stock Option Deferral: The deferral of the proceeds of stock options may be elected by an optionee subject to the Regulations established by the Committee. The proceeds from such an exercise shall be credited to the optionee's deferred stock option account as the number of deferred share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock of the Company. Deferred share units shall accrue dividends at the rate paid upon the Company's Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Company Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than 10 years.

          (c) Stock Appreciation Right Deferral: Upon such exercise, the Company will credit the optionee's deferred stock option account with the number of deferred share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the exercise price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock of the Company. Deferred share units shall accrue dividends at the rate paid upon the Company's Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock upon the termination of employment of the participant or at such other date as may be approved by the Committee over a period of no more than 10 years.

          (d) Accelerated Distributions: The Committee may, at its sole discretion, allow for the early payment of an optionee's or participant's deferred share units account in the event of an 'unforeseeable emergency' or in the event of the death or disability of the optionee or participant. An 'unforeseeable emergency' is defined as an unanticipated emergency caused by an event beyond the control of the optionee or participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Regulations established under the Code. Additionally, the Committee may use its discretion to cause deferred share unit accounts to be distributed when continuing the Program is no longer in the best interest of the Company.

          (e) Assignability: No rights to deferred share unit accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an optionee or participant may designate a beneficiary pursuant to any rules established by the Committee.

     13. AMENDMENT OF THE PLAN: The Board of Directors may amend or suspend the Plan at any time and from time to time. No such amendment of the Plan may, however, increase the maximum number of shares to be offered under options or awards, or change the manner of determining the option price, or change the designation of employees or class of employees eligible to receive options or awards, or permit the transfer or issue of stock before payment therefor in full, or, without the written consent of the optionee or participant, alter or impair any option or award previously granted under the Plan or Prior Plan. Notwithstanding the foregoing, if an option has been transferred in accordance with Section 6(b)(6), written consent of the transferee (and not the optionee) shall be necessary to alter or impair any option or award previously granted under the Plan.

     14. MISCELLANEOUS:

          (a) By accepting any benefits under the Plan, each optionee or participant and each person claiming under or through such optionee or participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other Committee appointed by the Board.

          (b) No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option, or stock appreciation right or award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.

          (c) Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property.

          (d) Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any employee at any time.

          (e) Notwithstanding anything to the contrary in the Plan, neither the Board nor the Committee shall have any authority to take any action under the Plan where such action would affect the Company's ability to account for any business combination as a 'pooling of interests.'

     15. TERM OF THE PLAN: The Plan, if approved by stockholders, will be effective May 6, 1997. The Plan shall expire on May 31, 2002 unless suspended or discontinued by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of Optionees under options theretofore granted to them or the rights of participants under awards theretofore granted to them, and all unexpired options and awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

                           YOUR  VOTE  IS  IMPORTANT
                 PLEASE  SIGN,  DATE  AND  RETURN  YOUR  PROXY

                     [Logo] Bristol-Myers Squibb Company

                       [Logo] Printed on recycled paper

                                  APPENDIX 1
                             NOTICE OF SAVINGS CARD

                  [Logo] Bristol-Myers Squibb Company

        BRISTOL-MYERS SQUIBB COMPANY SAVINGS AND INVESTMENT PROGRAM BRISTOL-MYERS SQUIBB COMPANY EMPLOYEE INCENTIVE THRIFT PLAN BRISTOL-MYERS SQUIBB PUERTO RICO, INC. SAVINGS AND INVESTMENT PROGRAM










The enclosed Notice of 1997 Annual Meeting and Proxy Statement is being provided to you as a participant in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program pursuant to regulations of the Securities and Exchange Commission.

These regulations are designed to provide you with current information regarding Bristol-Myers Squibb Company and Bristol-Myers Squibb Company Common Stock which represents the investment of the Company Stock-based fund in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan and the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

If you are the owner of record of Bristol-Myers Squibb shares outside the Plans, a copy of the 1996 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 1996 Annual Report is enclosed.

Participants who had funds invested in one of the Company Stock-based funds on the record date for the 1997 Annual Meeting additionally receive the opportunity to instruct the Trustee of the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program how to vote the Common Stock attributable to their accounts at the 1997 Annual Meeting of Stockholders.

Since you did not have any funds invested in the Company's Stock-based funds of any of these Plans on the record date for the 1997 Annual Meeting, NO ACTION IS REQUIRED ON YOUR PART.



PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

We will eliminate duplicate mailings where possible. Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

                                  APPENDIX 2
                                 NOMINEE CARD

PROXY                                        [LOGO] Bristol-Myers Squibb Company
--------------------------------------------------------------------------------

                   ANNUAL MEETING OF STOCKHOLDERS MAY 6, 1997

     The undersigned hereby appoints C.A. HEIMBOLD, JR., E.V. FUTTER and K.E. WEG, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the Company to be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on May 6, 1997 at 9:45 A.M., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE VOTED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND
                           5 AND AGAINST PROPOSAL 6.
--------------------------------------------------------------------------------

          PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY


                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X  Please mark
  your votes as
  indicated in
  this example

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

                                FOR      WITHHELD
                                ALL      FOR ALL                                      FOR   AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS        [ ]        [ ]         3. APPROVAL OF INCREASE        [ ]     [ ]       [ ]
   R. E. ALLEN,                                           IN AUTHORIZED SHARES
   J. D. MACOMBER AND
   J. D. ROBINSON III                                                                 FOR   AGAINST   ABSTAIN
                                                       4. APPROVAL OF EXECUTIVE       [ ]     [ ]       [ ]
                                                          PERFORMANCE INCENTIVE
   WITHHELD FOR THE FOLLOWING NOMINEE(S)                  PLAN
   ONLY:
   _____________________________________
                     FOR      AGAINST    ABSTAIN                                 FOR   AGAINST   ABSTAIN
2. APPOINTMENT OF    [ ]        [ ]        [ ]         5. APPROVAL OF 1997 STOCK      [ ]     [ ]       [ ]
   ACCOUNTANTS                                            INCENTIVE PLAN




THE BOARD OF DIRECTORS
  RECOMMENDS A VOTE
"AGAINST" PROPOSAL 6.


                          FOR   AGAINST   ABSTAIN
6. ANNUAL ELECTION OF     [ ]     [ ]       [ ]
   DIRECTORS


PLEASE SIGN HERE exactly as your name(s)
                 appear(s) to the left
Signature
--------------------------------------------
Signature
--------------------------------------------
Dated
--------------------------------------------
When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  APPENDIX 3
                            VOTING INSTRUCTION CARD

                      [LOGO] Bristol-Myers Squibb Company

                           PROXY VOTING INSTRUCTIONS

          BRISTOL-MYERS SQUIBB COMPANY SAVINGS AND INVESTMENT PROGRAM BRISTOL-MYERS SQUIBB COMPANY EMPLOYEE INCENTIVE THRIFT PLAN
     BRISTOL-MYERS SQUIBB PUERTO RICO, INC. SAVINGS AND INVESTMENT PROGRAM

To Trustee:

The undersigned hereby directs the Trustee to vote, in person or by proxy, at the Annual Meeting of Stockholders of Bristol-Myers Squibb Company to be held on May 6, 1997 or any adjournment thereof, all full and fractional shares of Common Stock of Bristol-Myers Squibb Company credited to my account under the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program as indicated on the reverse side.

                             ----------------------------

The enclosed Notice of the 1997 Annual Meeting and Proxy Statement is being provided to you as a participant in the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan or the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program.

If you are also the owner of record of Bristol-Myers Squibb shares outside the Plans, a copy of the 1996 Annual Report has already been sent to you as a registered owner; otherwise a copy of the 1996 Annual Report is enclosed.

Participants in any of the Plans who had funds invested in a Bristol-Myers Squibb Company Common Stock-based investment fund on the record date for the 1997 Annual Meeting may instruct the plan Trustee how to vote the shares attributable to their account by completing the reverse side of this card and returning it by April 25, 1997. Shares of Common Stock for which no voting instructions are received by the Trustee by April 25, 1997 will be voted in the same proportion as the shares as to which it has received instructions.

Bristol-Myers Squibb Company urges you to COMPLETE, DATE, SIGN and RETURN this confidential voting instruction card TODAY.

--------------------------------------------------------------------------------







            IMPORTANT            PLEASE COMPLETE REVERSE AND RETURN

PLEASE HELP US

We attempt to eliminate all duplicate mailings to the extent permitted under applicable laws and regulations. If you receive duplicate mailings of any of the enclosed materials using different versions of your name and/or address, please send us copies of all the address imprints for all the materials you received and indicate the preferred name and/or address you want us to use for all the mailings.

We will eliminate duplicate mailings where possible. Mail copies of address imprints to Stockholder Services, Third Floor, Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154.

The shares represented by these Voting Instructions will be voted as directed below. WHERE NO DIRECTION IS GIVEN WHEN THE SIGNED VOTING INSTRUCTIONS ARE RETURNED, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5 AND AGAINST
ITEM 6.



 Please mark
your votes as        X
 indicated in
 this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

                                FOR      WITHHELD
                                ALL      FOR ALL                                      FOR   AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS        [ ]        [ ]        3. APPROVAL OF INCREASE         [ ]     [ ]       [ ]
   R. E. ALLEN,                                          IN AUTHORIZED SHARES
   J. D. MACOMBER AND
   J. D. ROBINSON III                                                                 FOR   AGAINST   ABSTAIN
                                                       4. APPROVAL OF EXECUTIVE       [ ]     [ ]       [ ]
   WITHHELD FOR THE FOLLOWING NOMINEE(S)                  PERFORMANCE INCENTIVE
   ONLY (WRITE NAME(S) BELOW):                              PLAN
   _____________________________________

                          FOR   AGAINST   ABSTAIN                                     FOR   AGAINST   ABSTAIN
2. APPOINTMENT OF         [ ]     [ ]       [ ]        5. APPROVAL OF 1997 STOCK      [ ]     [ ]       [ ]
   ACCOUNTANTS                                            INCENTIVE PLAN



   THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "AGAINST"
      PROPOSAL 6.

                          FOR   AGAINST   ABSTAIN
6. ANNUAL ELECTION OF     [ ]     [ ]       [ ]
   DIRECTORS


Signature ____________________________________________________ Date ____________


                            FOLD AND DETACH HERE
         RETURN IN ENCLOSED ENVELOPE AFTER COMPLETING, SIGNING AND DATING

                                  APPENDIX 4
                                  PROXY CARD

                    [Logo] Bristol-Myers Squibb Company

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C.A. Heimbold, Jr., E.V. Futter and K.E. Weg and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of the Stockholders of the Company to be held at the Hotel duPont, 11th and Market Streets, Wilmington, Delaware, on May 6, 1997 at 9:45 A.M., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

                   ANNUAL MEETING OF STOCKHOLDERS MAY 6, 1997

P    WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED AS YOU INDICATE           ADDRESS CHANGE/COMMENTS
R    ON  THE  REVERSE  SIDE  OF  THIS  CARD,  OR  WHERE  NO CONTRARY           _____________________________________________
O    INDICATION IS MADE, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4  AND           _____________________________________________
X    5  AND AGAINST PROPOSAL  6. The full text  of the proposals and           _____________________________________________
Y    the position of the Board of  Directors on each appears in  the           _____________________________________________
     Proxy Statement and should be reviewed prior to voting.                   _____________________________________________

        IMPORTANT      PLEASE COMPLETE AND RETURN THIS PROXY CARD TODAY

--------------------------------------------------------------------------------


                                  HOTEL DUPONT
                  11th & Market Streets, Wilmington, DE 19801
                                 (302)594-3100
DIRECTIONS BY CAR:

FROM BALTIMORE OR                          FROM NEW JERSEY                             FROM PHILADELPHIA
DOWNSTATE DELAWARE:                        (New Jersey Turnpike):                      (I-95 South):
1. Take I-95 North to Wilmington Exit 7    1. Take the New Jersey Turnpike South       1. Take I-95 South through Chester to
marked 'Route 52, Delaware Avenue'.        to Delaware Memorial Bridge.                Wilmington.
2. From right lane, take Exit 7 onto       2. After crossing the Delaware Memorial     2. Follow I-95 South to Exit 7A marked '52
Adams Street.                              Bridge, follow signs to I-95 North.         South, Delaware Avenue'.
3. At the third traffic light on Adams     3. From I-95 North, follow steps 1-5        3. Follow exit road (11th Street) to
Street, turn right onto 11th Street.       outlined in directions 'From Baltimore      intersection with Delaware Avenue marked
4. At the intersection of Delaware         or Downstate Delaware'.                     '52 South, Business District'.
Avenue, bear left, continuing on 11th                                                  4. At Delaware Avenue intersection, bear
Street.                                                                                left, continuing on 11th Street.
5. Follow 11th Street through four                                                     5. Follow 11th Street through four traffic
traffic lights. Hotel duPont is on the                                                 lights. Hotel duPont is on the right.
right.

LIMITED COMPLIMENTARY PARKING for stockholders attending the 1997 Annual Meeting is available at the HOTEL CAR PARK, located on Orange Street between 11th and 12th Streets approximately one block from the hotel. SHOW YOUR ADMISSION TICKET TO THE PARKING ATTENDANT TO RECEIVE COMPLIMENTARY PARKING. Valet Parking is also available at the Hotel duPont at your own expense.

DIRECTIONS BY TRAIN:

Amtrak train service is available into Wilmington, Delaware station. The Hotel duPont is located approximately twelve blocks from the train station.

The shares represented by this proxy will be voted as directed by the stockholder. WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5 AND AGAINST
ITEM 6.

 Please mark
your votes as        X
 indicated in
 this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

                                FOR      WITHHELD
                                ALL      FOR ALL                                      FOR   AGAINST   ABSTAIN
1. ELECTION OF DIRECTORS        [ ]        [ ]        3. APPROVAL OF INCREASE         [ ]     [ ]       [ ]
   R. E. ALLEN,                                          IN AUTHORIZED SHARES
   J. D. MACOMBER AND
   J. D. ROBINSON III                                                                 FOR   AGAINST   ABSTAIN
                                                       4. APPROVAL OF EXECUTIVE       [ ]     [ ]       [ ]
   WITHHELD FOR THE FOLLOWING NOMINEE(S)                  PERFORMANCE INCENTIVE
   ONLY (WRITE NAME(S) BELOW):                            PLAN
   _____________________________________
                          FOR   AGAINST   ABSTAIN                                     FOR   AGAINST   ABSTAIN
2. APPOINTMENT OF         [ ]     [ ]       [ ]        5. APPROVAL OF 1997 STOCK      [ ]     [ ]       [ ]
   ACCOUNTANTS                                            INCENTIVE PLAN




   THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "AGAINST"
      PROPOSAL 6.

                          FOR   AGAINST   ABSTAIN
6. ANNUAL ELECTION OF     [ ]     [ ]       [ ]
   DIRECTORS


   I PLAN TO ATTEND THE ANNUAL MEETING.     [ ]

   I HAVE NOTED AN ADDRESS CHANGE OR        [ ]
   COMMENTS ON THE REVERSE SIDE OF
   THIS CARD.

Signature(s) _________________________________________________ Date ____________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                      FOLD AND DETACH PROXY CARD HERE
  RETURN PROXY CARD IN ENCLOSED ENVELOPE AFTER COMPLETING, SIGNING AND DATING


                                ADMISSION TICKET
                      [LOGO] Bristol-Myers Squibb Company

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                              Tuesday, May 6, 1997
                                   9:45 A.M.
   NON-TRANSFERABLE               Hotel duPont              NON-TRANSFERABLE
                             11th & Market Streets
                              Wilmington, Delaware

SEE REVERSE SIDE FOR DIRECTIONS TO THE HOTEL DUPONT